Exhibit 10.1

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25

Operating and Power Sales Agreement

Among

Virginia Electric and Power Company,

New Dominion Energy Cooperative

And

Old Dominion Electric Cooperative

Dated: As of October 12, 2004

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 1

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS		9

	1.01	Agreement	9
	1.02	Alternate Power Source	9
	1.03	Auction Revenue Rights	9
	1.04	Buyer	9
	1.05	Capability	9
	1.06	Clover Facilities	9
	1.07	Clover Operating Agreement	10
	1.08	Clover Ownership Interest	10
	1.09	Clover Purchase, Construction and Ownership Agreement	10
	1.10	Clover Unit(s)	10
	1.11	Common Facilities	10
	1.12	Competitive Service Provider	10
	1.13	Congestion Relief Rights	10
	1.14	Cooperative(s)	11
	1.15	Cooperative System	11
	1.16	Delivery Points	11
	1.17	Displacement Reserve Energy	11
	1.18	Dominion Virginia Power	11
	1.19	Dominion Virginia Power Control Zone	11
	1.20	Dominion Virginia Power System	11
	1.21	Economy Energy	11
	1.22	Effective Date	12
	1.23	EPT	12
	1.24	Events of Default	12
	1.25	Executive Committee	12
	1.26	FERC	12
	1.27	Financial Transmission Rights	12
	1.28	Fixed Monthly A&G Fee	12
	1.29	Generator Interconnection Points	12
	1.30	Interest Rates.	12
	1.31	Major Spare Parts	13
	1.32	Members	13
	1.33	Monthly Reserve Energy Charge	13
	1.34	New Dominion	13
	1.35	North Anna A&G Costs	13
	1.36	North Anna Facilities	13
	1.37	North Anna Operating Committee	13
	1.38	North Anna Unit(s)	13
	1.39	Nuclear Fuel	14
	1.40	Nuclear Fuel Agreement	14
	1.41	Off-Peak Period	14
	1.42	Old Dominion	14
	1.43	Old Dominion Accredited Non-firm Energy	14
	1.44	Old Dominion Delivered SEPA Energy	14
	1.45	Old Dominion Energy	14

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 2

	1.46	Old Dominion Monthly Accredited Firm Capacity	15
	1.47	Old Dominion Monthly Accredited Non-firm Capacity	15
	1.48	Old Dominion Monthly Clover Capacity	15
	1.49	Old Dominion Delivered SEPA Capacity	15
	1.50	Old Dominion Monthly North Anna Capacity	15
	1.51	Old Dominion North Anna Energy	15
	1.52	Old Dominion’s North Anna Percentage Ownership Interest	15
	1.53	Old Dominion Peaking Generation	16
	1.54	Old Dominion Reserve Capacity	16
	1.55	Old Dominion Reserve Energy	16
	1.56	On-Peak Period	16
	1.57	Open Access Transmission Tariff	16
	1.58	Operating Inventory	16
	1.59	Parties	17
	1.60	PJM	17
	1.61	PJM South	17
	1.62	Planning and Administration Committee	17
	1.63	Prudent Utility Practices	17
	1.64	Purchase, Construction and Ownership Agreement	17
	1.65	Replacement Energy	17
	1.66	Reserve Capacity Charge	18
	1.67	SEPA	18
	1.68	Supplemental Energy	18
	1.69	Support Facilities	18
	1.70	System Loss Percentage	18
	1.71	System Reserve Margin	18
	1.72	Wholesale Power Contracts	18

ARTICLE II	NORTH ANNA OPERATING COMMITTEE		19

	2.01	North Anna Operating Committee	19
	2.02	Meetings and Voting Rights	19
	2.03	Duties of Operating Committee	19
	2.04	Expenses of Operating Committee	20
	2.05	Resolution of Disputes	20

ARTICLE III	PLANNING AND ADMINISTRATION		21

	3.01	Planning and Administration Committee	21
	3.02	Meetings	21
	3.03	Duties of the Planning and Administration Committee	21
	3.04	Exchange of Information	22
	3.05	Expenses of the Planning and Administration Committee	22
	3.06	Resolution of Disputes	22
	3.07	SEPA Contract	23

ARTICLE IV	INTERCONNECTION AND PROTECTION OF SYSTEMS		24

	4.01	Obligation for Adequate Facilities	24
	4.02	Protection of Systems	24

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 3

ARTICLE V	DOMINION VIRGINIA POWER’S AUTHORITY AND RESPONSIBILITY WITH RESPECT TO OLD DOMINION’S NORTH ANNA GENERATION		25

	5.01	Dominion Virginia Power as Agent of Old Dominion	25

ARTICLE VI	TRANSMISSION SERVICES		28

	6.01	Responsibility for Network Integration Transmission Service and Ancillary Services	28
	6.02	Settlement for Ancillary Services	28
	6.03	Congestion Relief Rights	29
	6.04	SEPA Capacity Transmission Service	31

ARTICLE VII	ENTITLEMENTS TO CAPACITY AND ENERGY		32

	7.01	Entitlements of the Parties to Capacity and Energy	32

ARTICLE VIII	SUPPLEMENTAL ENERGY		33

	8.00	Supplemental Energy Transactions	33
	8.01	Offer and Acceptance of Supplemental Energy.	33
	8.02	Quantity of Energy Sold	35
	8.03	Settlement with Dominion Virginia Power	35
	8.04	Quantity of Supplemental Energy Sold.	36
	8.05	Bidding, Scheduling and Dispatch of Old Dominion Resources Other Than Old Dominion Peaking Generation.	38
	8.06	Bidding, Scheduling and Dispatch of Old Dominion Peaking Generation.	38
	8.07	Additional Cooperative Responsibilities.	40
	8.08	Metering and Telemetry Requirements	40
	8.09	Generation Costs	40
	8.10	Load Gain/Loss Notification	41
	8.11	PJM Billing.	41
	8.12	Provision of Information.	41

ARTICLE IX	RESERVE CAPACITY AND ENERGY		43

	9.00	Sales of Reserve Capacity and Energy	43
	9.01	Reserve Capacity and Energy and Charges Therefor Related to the North Anna Facilities and Clover Facilities	43
	9.02	Reserve Capacity and Reserve Capacity Charges for Jointly Planned Generation Resources	46

ARTICLE X	BILLING		47

	10.01	Billing Methods	47
	10.02	Rendering Bill	47
	10.03	Payment	47
	10.04	Methods of Payment	47
	10.05	No Arbitration; Resolution of Disputes	48
	10.06	Billing Adjustments	49
	10.07	Credit Requirements	49

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 4

ARTICLE XI	OPERATING COSTS		51

	11.01	Operating Costs.	51
	11.02	Nuclear Fuel Costs	53

ARTICLE XII	ACCOUNTING MATTERS AND ACCESS TO BOOKS AND RECORDS		54

	12.01	Responsibility and Method of Accounting	54
	12.02	Right to Inspect Records, Etc.	54
	12.03	Confidentiality	56

ARTICLE XIII	LIABILITY, SERVICE INTERRUPTIONS AND FORCE MAJEURE		58

	13.01	Liability.	58
	13.02	Responsibility on Either Side of Generator Interconnection Points and Delivery Points	59
	13.03	Force Majeure	60
	13.04	Remedy	61

ARTICLE XIV	REPRESENTATIONS AND WARRANTIES		62

	14.01	Representations and Warranties of Dominion Virginia Power	62
	14.02	Representations and Warranties of the Cooperatives.	63
	14.03	Conditions Precedent	64

ARTICLE XV	TERM OF AGREEMENT		65

	15.01	Term	65
	15.02	Early Termination of Specified Provisions	65

ARTICLE XVI	FILING WITH FERC		67

ARTICLE XVII	DEFAULT		68

	17.01	Event of Default	68
	17.02	Dominion Virginia Power’s Rights on Default of a Cooperative	69
	17.03	The Cooperatives’ Rights on Default of Dominion Virginia Power	71
	17.04	Disputes Concerning Default	72
	17.05	Additional Obligations	72
	17.06	Injunctive Relief	72
	17.07	No Remedy Exclusive	73
	17.08	Agreement to Pay All Costs to Cure Default.	73
	17.09	General Covenant by the Parties	73

ARTICLE XVIII	MISCELLANEOUS		74

	18.01	No Delay	74
	18.02	Further Documentation	74
	18.03	Notice	74
	18.04	Headings Not to Affect Meaning	75
	18.05	No Association, Trust, Joint Venture or Partnership; Tax Matters	75
	18.06	Assignment	76
	18.07	Counterparts	77

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 5

	18.08	Severability	78
	18.09	Applicable Law	78
	18.10	No Waiver	78
	18.11	Computation of Time	78
	18.12	Survivorship of Obligations	78
	18.13	Executive Committee	79
	18.14	Entire Agreement	79
	18.15	Non-Exclusive Agreement	79
	18.16	Relationship of the Parties	79
	18.17	Singular and Plural	80
	18.18	Good Faith	80
	18.19	Merger of Documents	80
	18.20	Limitations of Parties’ Rights to Seek Regulatory Review	80

ARTICLE XIX	AMENDMENT		81

APPENDIX A	COMMON FACILITIES		83

APPENDIX B	MAJOR SPARE PARTS		86

APPENDIX C	NORTH ANNA UNIT 1		92

APPENDIX D	NORTH ANNA UNIT 2		93

APPENDIX E	MEMBERS		94

APPENDIX F	SUPPORT FACILITIES		95

APPENDIX G	MONTHLY RESERVE ENERGY CHARGES		98

APPENDIX H	DETERMINATION OF OLD DOMINION RESERVE ENERGY		100

APPENDIX I	CHARGES FOR RESERVE CAPACITY		101

APPENDIX J	CAPABILITY TABLE FOR MARSH RUN AND LOUISA FACILITIES		102

APPENDIX K	DOMINION VIRGINIA POWER MONTHLY STATEMENT TO THE COOPERATIVES		103

APPENDIX L	VIRGINIA POWER NORTH ANNA NUCLEAR STATION NUCLEAR PRODUCTION AND MAINTENANCE EXPENSES		104

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 6

This OPERATING AND POWER SALES AGREEMENT, dated as of October 12, 2004, and amending, restating, and superseding the Interconnection and Operating Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated: As of December 28, 1982, Amended and Restated October 17, 1983, as amended on July 29, 1997 and October 10, 2002, among VIRGINIA ELECTRIC AND POWER COMPANY (“Dominion Virginia Power”), a Virginia public service corporation with its principal office at One James River Plaza, Richmond, Virginia, and OLD DOMINION ELECTRIC COOPERATIVE (“Old Dominion”), a Virginia utility aggregation cooperative with its principal office at 4201 Dominion Boulevard, Glen Allen, Virginia, and NEW DOMINION ENERGY COOPERATIVE (“New Dominion”), a Virginia utility aggregation cooperative with its principal office at 4201 Dominion Boulevard, Glen Allen, Virginia (each, individually, a “Party,” together, the “Parties”), provides as follows:

WHEREAS, Dominion Virginia Power is a public service corporation engaged in furnishing electric utility service in portions of Virginia and North Carolina, and as such owns and operates facilities for the generation, transmission and distribution of electricity within those states; and

WHEREAS, Old Dominion, a utility aggregation cooperative organized and existing under the laws of the Commonwealth of Virginia and comprising, of among others, the Members, is charged with the responsibility of providing power and energy to its Members either through generation facilities owned by it or by the purchase of power and energy from others; and

WHEREAS, Dominion Virginia Power has sold and Old Dominion has purchased an ownership interest in the North Anna Facilities and the Nuclear Fuel used or to be used for the North Anna Facilities; and

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 7

WHEREAS, Dominion Virginia Power, through the Interconnection and Operating Agreement Between Dominion Virginia Power and Old Dominion Dated: December 28, 1982, as amended and restated October 17, 1983, July 29, 1997 and October 10, 2002 (“Interconnection and Operating Agreement”), agreed to operate Old Dominion’s portion of such generation, supplying to it at the Generator Interconnection Points such electricity as is generated from Old Dominion’s portion of these facilities; and

WHEREAS, pursuant to this Agreement, Dominion Virginia Power will continue to operate Old Dominion’s portion of the North Anna Facilities and supply such electricity as is generated from Old Dominion’s portion of these facilities at the interconnection between the North Anna Nuclear Power Station and the Dominion Virginia Power transmission system; and

WHEREAS, Dominion Virginia Power and Old Dominion each hold a fifty-percent undivided interest in the two unit, coal-fired Clover Power Station, and Dominion Virginia Power has agreed to operate and supply to Old Dominion such electricity that is generated from Old Dominion’s portion of that facility at the interconnection between the Clover Power Station and the Dominion Virginia Power transmission system; and

WHEREAS, the Members and the other members of Old Dominion have formed, and are in the process of organizing and implementing, New Dominion to, among other things, assume their ownership of and become the sole member of Old Dominion and to assume Old Dominion’s all-requirements wholesale power sales contracts with the Members and also to assume purchase contracts necessary to supply the loads of the Members; and

WHEREAS, the Cooperatives will require capacity and energy in an amount exceeding that available from Old Dominion’s portion of generation at North Anna and Clover and may desire to purchase supplemental electric service from Dominion Virginia Power, or from others, or to construct and operate additional generation facilities of their own pursuant to the terms and conditions of this Agreement; and

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 8

WHEREAS, Dominion Virginia Power has filed with the Virginia State Corporation Commission an application for permission to join PJM, and PJM’s rules will apply to both Dominion Virginia Power and the Cooperatives as of the date on which Dominion Virginia Power joins PJM; and

WHEREAS, Dominion Virginia Power and the Cooperatives desire to enter into this Agreement which supersedes the Interconnection and Operating Agreement and includes revised terms, conditions, and pricing under which Dominion Virginia Power will provide, among other things, the Cooperatives supplemental energy and reserve capacity and energy.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 9

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereafter stated, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The following definitions shall be included as part of this Agreement. Other terms used herein shall have the respective meanings set forth in the Purchase, Construction and Ownership Agreement, the Nuclear Fuel Agreement, the Clover Agreements and the Open Access Transmission Tariff.

1.01 Agreement. This Operating and Power Sales Agreement dated as of October 12, 2004, among Dominion Virginia Power and the Cooperatives.

1.02 Alternate Power Source. Any source of energy that provides Displacement Reserve Energy. Dominion Virginia Power shall be an Alternate Power Source to the extent it supplies such energy on terms and conditions other than those set forth in this Agreement.

1.03 Auction Revenue Rights. The right to receive the revenue from the Financial Transmission Rights auction provided for in the FERC Electric Tariff, Sixth Revised Volume No. 1 of the PJM Interconnection, L.L.C, or any successor tariff.

1.04 Buyer. Prior to the date New Dominion gives notice that it has undertaken the power purchase rights and obligations under this Agreement, the term “Buyer” shall mean Old Dominion. On and after that date, the term “Buyer” shall mean New Dominion.

1.05 Capability. The net summer or winter (as applicable) rating of a generating unit or other power supply resource, measured in megawatts, as determined in accordance with PJM criteria, provided that the Capability shall be no greater than the amount of Network Integration Transmission Service that is available from each generating plant.

1.06 Clover Facilities. The coal-fired generating units located in Halifax County, Virginia (“Clover”) designed as Clover Unit 1 and Clover Unit 2, and the related real property, equipment and facilities, as more specifically defined in the Clover Purchase, Construction and Ownership Agreement, wherever located, that are properly chargeable to Clover Unit 1 or Clover Unit 2 under the Uniform System of Accounts.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 10

1.07 Clover Operating Agreement. The Clover Operating Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated as of May 31, 1990.

1.08 Clover Ownership Interest. The respective fee simple undivided ownership interest, expressed as a percentage, in the Clover Facilities owned by each Party, as may be modified from time to time pursuant to the Clover Agreements.

1.09 Clover Purchase, Construction and Ownership Agreement. The Clover Purchase, Construction and Ownership Agreement Between Old Dominion Electric Cooperative and Virginia Electric and Power Company Dated as of May 31, 1990.

1.10 Clover Unit(s). Either or both of Unit 1 or Unit 2 at the Clover Facilities.

1.11 Common Facilities. All those facilities, including but not limited to both real and personal property, exclusive of North Anna Unit 1, North Anna Unit 2, Support Facilities, Nuclear Fuel, Operating Inventory and Major Spare Parts which are purchased, leased or otherwise obtained only in connection with the construction, operation and maintenance of more than one nuclear unit located at North Anna Nuclear Power Station. Common Facilities are more specifically described in Appendix A.

1.12 Competitive Service Provider. A person licensed by the Virginia State Corporation Commission to sell or offer to sell a competitive energy service within the Commonwealth of Virginia.

1.13 Congestion Relief Rights. Financial Transmission Rights and Auction Revenue Rights as defined by the PJM Agreements or any successor rights which are intended to serve as a hedge against congestion costs.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 11

1.14 Cooperative(s). Either or both of Old Dominion Electric Cooperative and New Dominion Energy Cooperative.

1.15 Cooperative System. The generation, transmission, distribution and other facilities owned or leased by the Cooperatives or the Members in Dominion Virginia Power Control Zone as shown on their books of account from time to time and located in the area in which Dominion Virginia Power provides requirements service at wholesale or retail as of the Effective Date.

1.16 Delivery Points. The points at which power is delivered from the Dominion Virginia Power System to the Cooperative System.

1.17 Displacement Reserve Energy. The amount of energy, at generation level, by which Buyer’s purchase of Old Dominion Reserve Energy from Dominion Virginia Power is reduced pursuant to Section 9.01(c).

1.18 Dominion Virginia Power. Virginia Electric and Power Company, a Virginia public service corporation, and its successors and assigns.

1.19 Dominion Virginia Power Control Zone. The geographic area within which Dominion Virginia Power maintained its own control area prior to joining PJM.

1.20 Dominion Virginia Power System. The generation, transmission, distribution and other facilities owned by Dominion Virginia Power within the Dominion Virginia Power Control Zone as shown on its books of accounts from time to time or facilities leased by Dominion Virginia Power within the Dominion Virginia Power Control Zone.

1.21 Economy Energy. Energy that Buyer has the right to purchase from Dominion Virginia Power pursuant to Article VIII that Buyer instead purchases from sources other than Dominion Virginia Power.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 12

1.22 Effective Date. The latest of (1) November 1, 2004, (2) the date on which FERC permits this Agreement to become effective, if this Agreement is filed at FERC; or (3) the date on which Dominion Virginia Power becomes a member of PJM.

1.23 EPT. Eastern prevailing time.

1.24 Events of Default. The events of default pursuant to Section 17.01 hereof.

1.25 Executive Committee. The committee as provided in Section 18.13 hereof.

1.26 FERC. The Federal Energy Regulatory Commission, including any successor governmental agency.

1.27 Financial Transmission Rights. The right to receive transmission congestion credits pursuant to the FERC Electric Tariff Sixth Revised Volume No. 1 of the PJM Interconnection, LLC or any successor tariff.

1.28 Fixed Monthly A&G Fee. The fixed amount of monthly North Anna A&G Costs to be paid by Old Dominion for administration and general services performed by Dominion Virginia Power on behalf of the North Anna plant and its employees, as described in Section 11.01(b) and Appendix L.

1.29 Generator Interconnection Points. The points at which the Old Dominion generation resources are connected to the Dominion Virginia Power System.

1.30 Interest Rates.

(a) Special Interest Rate. A rate per annum equal to the prime rate of J.P. Morgan Chase & Co., New York, New York, or its successor, in effect from time to time plus three percentage points (3%).

(b) Regular Interest Rate. In the case of interest payments owing to Dominion Virginia Power or a Cooperative pursuant to this Agreement, an interest rate per annum equal to the prime rate of J.P. Morgan Chase & Co., or its successor, as in effect from time to time.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 13

1.31 Major Spare Parts. Those major items designated by the Parties that the Parties keep in inventory for possible use in replacing similar items in units located not only at the North Anna Nuclear Power Station but also at other power stations. The parts that shall be designated as Major Spare Parts for purposes of this Agreement shall be designated by the Parties in Appendix B. Thereafter, Major Spare Parts shall be designated by the North Anna Operating Committee established under Article II of this Agreement. The Major Spare Parts are further described, and the methods of calculating the percentage ownership and cost responsibilities of the Parties in the Major Spare Parts are also included in Appendix B.

1.32 Members. Those cooperatives listed in Appendix E including their successors and assigns.

1.33 Monthly Reserve Energy Charge. The monthly charge for Old Dominion Reserve Energy as calculated pursuant to Article IX and Appendix G hereof.

1.34 New Dominion. New Dominion Energy Cooperative, a Virginia utility aggregation cooperative, and its successors and assigns.

1.35 North Anna A&G Costs. Any administrative and general costs directly attributable to North Anna pursuant to Article XI.

1.36 North Anna Facilities. North Anna Unit 1, North Anna Unit 2, at the nuclear generating plant located in Louisa, Orange and Spotsylvania Counties, Virginia, and the associated Common Facilities, the Support Facilities, the Operating Inventory, and the Major Spare Parts, but excluding nuclear fuel, which is the subject of the Nuclear Fuel Agreement.

1.37 North Anna Operating Committee. The committee (“Operating Committee”) as provided in Article II hereof.

1.38 North Anna Unit(s). Either or both of Unit 1 or Unit 2 at the North Anna Facilities(more specifically described in Appendix C hereto), representing the cost of all additions, improvements, betterments and replacements thereto, but excluding the Common Facilities, the Support Facilities, the Nuclear Fuel, the Operating Inventory and the Major Spare Parts.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 14

1.39 Nuclear Fuel. For the purpose of this Agreement, Nuclear Fuel shall have the meaning as defined in the Nuclear Fuel Agreement.

1.40 Nuclear Fuel Agreement. The Nuclear Fuel Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated: As of December 28, 1982, Amended and Restated October 17, 1983.

1.41 Off-Peak Period. The hours that the Buyer does not designate as the On-Peak Period pursuant to Section 8.01(e)(i) and (ii).

1.42 Old Dominion. Old Dominion Electric Cooperative, a Virginia utility aggregation cooperative, and its successors and assigns.

1.43 Old Dominion Accredited Non-firm Energy. The energy associated with the Old Dominion Monthly Accredited Non-firm Capacity.

1.44 Old Dominion Delivered SEPA Energy. The energy associated with the Old Dominion Delivered SEPA Capacity.

1.45 Old Dominion Energy. The combined Members’ energy requirements measured at the Delivery Points less Old Dominion Delivered SEPA Energy, as such energy may be available from time to time, less energy supplied by Competitive Service Providers, at the Delivery Points with such difference being adjusted for losses to reflect energy at the generation level by multiplying by the factor of 100 divided by 100 minus the System Loss Percentage. If PJM adopts a loss methodology different from the methodology that was in effect when the Parties executed this Agreement, the Parties shall make appropriate modifications to this Agreement to reflect the new methodology.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 15

1.46 Old Dominion Monthly Accredited Firm Capacity. Monthly firm capacity owned or obtained by the Cooperatives and that is determined by the Planning and Administration Committee in accordance with Prudent Utility Practice as not requiring reserves.

1.47 Old Dominion Monthly Accredited Non-firm Capacity. Monthly non-firm capacity owned or obtained by the Cooperatives and that is determined by the Planning and Administration Committee in accordance with Prudent Utility Practice as requiring reserves.

1.48 Old Dominion Monthly Clover Capacity. For each Clover Unit, the Capability of such unit multiplied by Old Dominion’s Clover Ownership Interest. The total Old Dominion Monthly Clover Capacity shall be the sum of such capacity for Clover Unit 1 and Clover Unit 2. Such capacity shall be treated as Old Dominion Monthly Accredited Non-Firm Capacity.

1.49 Old Dominion Delivered SEPA Capacity. The total megawatts of monthly capacity delivered at the Delivery Points in accordance with contract(s) between SEPA and Members.

1.50 Old Dominion Monthly North Anna Capacity. For each generating unit at the North Anna Nuclear Power Station, the Capability of such unit multiplied by Old Dominion’s North Anna Percentage Ownership Interest. The total Old Dominion Monthly North Anna Capacity shall be the sum of such capacity for North Anna Units 1 and 2.

1.51 Old Dominion North Anna Energy. The energy associated with Old Dominion Monthly North Anna Capacity.

1.52 Old Dominion’s North Anna Percentage Ownership Interest. Except as otherwise modified by the operation of Sections 15.03, 16.01 or 16.02 of the Purchase, Construction and Ownership Agreement, an undivided ownership interest in the North Anna Facilities equal to 11.6% in each of North Anna Unit 1, North Anna Unit 2, the Common Facilities, the Operating Inventory and the Major Spare Parts, and a percentage in the Support Facilities as determined in accordance with Appendix F.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 16

1.53 Old Dominion Peaking Generation. The five-unit peaking generation facilities of Old Dominion with an initial maximum summer generating capability of 459 MW and an initial maximum winter generating capability of 541 MW, located in Louisa County, Virginia and the three-unit peaking generation facilities of Old Dominion with an initial maximum summer generating capability of 465 MW and an initial maximum winter generating capability of 567 MW, located at Marsh Run, Virginia.

1.54 Old Dominion Reserve Capacity. An amount in kilowatts equal to: the sum of (a) the actual Old Dominion Monthly North Anna Capacity and (b) the actual Old Dominion Monthly Accredited Non-firm Capacity, such sum multiplied by the System Reserve Margin.

1.55 Old Dominion Reserve Energy. The total amount of energy at 100% capacity factor that could have been provided by Old Dominion Monthly North Anna Capacity and any other Old Dominion Monthly Accredited Non-firm Capacity for which Dominion Virginia Power provides reserves when the resource is subject to full or partial outage conditions (planned, unplanned, scheduled or unscheduled outages and including any deration of generation units), less Old Dominion Accredited Non-firm Energy that could have been produced but was not produced for economic dispatch reasons, less Old Dominion North Anna Energy, less Old Dominion Accredited Non-firm Energy, less Displacement Reserve Energy.

1.56 On-Peak Period: The hours designated by Buyer pursuant to Section 8.01(e)(i) and (ii).

1.57 Open Access Transmission Tariff. Dominion Virginia Power’s Open Access Transmission Tariff, and any successors thereto, including the transmission tariff of PJM Interconnection, LLC, filed with, accepted, and permitted to go into effect by FERC.

1.58 Operating Inventory. Equipment, spare parts, tools, goods and supplies (excluding Nuclear Fuel and Major Spare Parts) to be used solely for the operation, maintenance or modification of the North Anna Units and recorded on Dominion Virginia Power’s books of accounts in accordance with the Uniform System of Accounts.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 17

1.59 Parties. Dominion Virginia Power, Old Dominion and New Dominion.

1.60 PJM. The Pennsylvania-New Jersey-Maryland Interconnection, LLC.

1.61 PJM South. The control area of Dominion Virginia Power as recognized by the North American Electric Reliability Council prior to the date on which Dominion Virginia Power joined PJM.

1.62 Planning and Administration Committee. The committee as provided in Article III hereof.

1.63 Prudent Utility Practices. Any of the practices, methods, and acts engaged in or accepted by a significant portion of the electric utility industry at the time the decision was made, or any of the practices, methods, and acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, would have been expected to accomplish the desired result at a reasonable cost consistent with reasonable reliability, safety, expedition and protection of the environment. Prudent Utility Practices are not intended to be limited to the optimum practices, methods, or acts to the exclusion of all others, but rather to a spectrum of possible practices, methods, or acts engaged in or accepted by a significant portion of the electric utility industry at the time the decision was made.

1.64 Purchase, Construction and Ownership Agreement. The Purchase, Construction and Ownership Agreement Between Virginia Electric and Power Company and Old Dominion Electric Cooperative Dated: As of December 28, 1982 Amended and Restated October 17, 1983.

1.65 Replacement Energy. Energy supplied by Buyer that replaces energy that would have been supplied by Old Dominion Peaking Generation but for the circumstances specified in Section 8.04(b)(ii)(C) of this Agreement.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 18

1.66 Reserve Capacity Charge. The monthly charge for Old Dominion Reserve Capacity as determined pursuant to Appendix I hereof.

1.67 SEPA. The Southeastern Power Administration, including any successor governmental agency.

1.68 Supplemental Energy. Energy that Dominion Virginia Power supplies to meet the loads of the Members pursuant to Article VIII.

1.69 Support Facilities. All those facilities, wherever situated, including, but not limited to, both real and personal property, exclusive of Common Facilities, Nuclear Fuel, Operating Inventory and Major Spare Parts, which are purchased, leased or otherwise obtained for the construction, operation and maintenance of one or more nuclear unit(s) located at the North Anna Nuclear Power Station and one or more nuclear unit(s) located at Dominion Virginia Power’s Surry Nuclear Power Station or at such other location as Dominion Virginia Power may have an interest in any nuclear facility. Support Facilities, and investment and cost responsibilities of the Parties therefore, are more specifically described in Appendix F hereto.

1.70 System Loss Percentage. The losses, expressed as a percentage, incurred on the Dominion Virginia Power System, calculated in accordance with the procedures of PJM in delivering capacity and energy from the generation level to the Delivery Points.

1.71 System Reserve Margin. The percent reserve margin used in determining the Forecast Pool Requirement in accordance with the PJM South Reliability Assurance Agreement, as it may change from time to time, adjusted for PJM South zonal diversity.

1.72 Wholesale Power Contracts. The several wholesale power contracts between Buyer and the Members for the purchase of electric energy and capacity by the Members from Buyer, as in effect from time to time.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 19

ARTICLE II

NORTH ANNA OPERATING COMMITTEE

2.01 North Anna Operating Committee. To coordinate operations in carrying out the terms of this Agreement associated with the North Anna Facilities, Dominion Virginia Power will appoint four members and Old Dominion will appoint two members to the North Anna Operating Committee (“Operating Committee”). Each member of the Operating Committee shall be fully authorized to act on behalf of its Party with respect to all matters contemplated by this Agreement but will not be authorized to alter or amend this Agreement. Each Party shall notify the other in writing of the names of the persons who will serve as the members of the Operating Committee and, if desired, the names of any persons who may serve as alternates when the members are unable to act. Dominion Virginia Power’s members may be changed, in Dominion Virginia Power’s sole discretion and from time to time, by at least ten (10) days’ prior written notice to Old Dominion. Old Dominion’s members may be changed, in Old Dominion’s sole discretion and from time to time, by at least ten (10) days’ prior written notice to Dominion Virginia Power.

2.02 Meetings and Voting Rights. Meetings shall be held at the discretion of the Operating Committee but at least shall be held semi-annually. Minutes of each meeting shall be kept and shall be approved by the Operating Committee at its next meeting. Decisions of the Operating Committee shall be made upon vote by the Operating Committee with the voting power of each Party determined by its entitlement to the capability of North Anna Units 1 and 2 as provided in Section 2.03 of the Purchase, Construction and Ownership Agreement.

2.03 Duties of Operating Committee. The Operating Committee shall, subject to Dominion Virginia Power’s authority and obligations under Article V and any other limitations in this Agreement, act upon those matters relating to the coordination of the operation of the North Anna Facilities necessary for the implementation of this Agreement.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 20

2.04 Expenses of Operating Committee. The expenses of each member of the Operating Committee, and his alternative and associates, shall be borne by the Party he represents. Other expenses of the Operating Committee will be shared as agreed upon by the Operating Committee. Any expense not agreed to unanimously by the Operating Committee shall be borne by the Party incurring it.

2.05 Resolution of Disputes. If any disputes should arise regarding the operating function that cannot be resolved by the Operating Committee, the dispute and the circumstances surrounding such dispute shall be presented to the Executive Committee, which is empowered in Section 18.13 to resolve such disputes.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 21

ARTICLE III

PLANNING AND ADMINISTRATION

3.01 Planning and Administration Committee. In order to carry out the terms of this Agreement, Dominion Virginia Power will appoint three members and the Cooperatives will appoint three members to the Planning and Administration Committee. Each member of the Planning and Administration Committee shall be fully authorized to act on behalf of its Party with respect to all matters contemplated by this Agreement but will not be authorized to alter or amend the Agreement. Each Party shall notify the other Parties in writing of the names of the persons who will serve as the members of the Planning and Administration Committee and, if desired, the names of any persons who may serve as alternates when the members are unable to act. Dominion Virginia Power’s members may be changed in Dominion Virginia Power’s sole discretion and from time to time, by at least ten (10) days’ prior written notice to the Cooperatives. The Cooperatives’ members may be changed, in the Cooperatives’ sole discretion and from time to time, by at least ten (10) days’ prior written notice to Dominion Virginia Power.

3.02 Meetings. Meetings shall be held at the discretion of the Planning and Administration Committee but at least shall be held semi-annually.

3.03 Duties of the Planning and Administration Committee.

(a) The Planning and Administration Committee shall be responsible for the general administration of this Agreement in accordance with Prudent Utility Practices. In addition, the Planning and Administration Committee may, but is not obligated to, consider joint planning of future generation facilities. The Planning and Administration Committee will also discuss new governmental regulations, issues and changes in the industry in which the Parties have a mutual interest, establish committees required for the orderly administration of the Agreement but not specifically provided for in the Agreement, and address any other matter in which cooperation, coordination or agreement is necessary.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 22

(b) For the purposes of joint planning, the Cooperatives shall furnish Dominion Virginia Power annually, prior to January 1, a forecast of their system loads for at least the succeeding ten (10) year period. Dominion Virginia Power shall furnish the Cooperatives annually, prior to January 1, a forecast of its system loads for at least the succeeding ten (10) year period and its target reserve level. If either the Cooperatives or Dominion Virginia Power makes an official revision to the forecasts during the year, notification of such revision shall be given in writing to the other Parties in a timely fashion. Each Party shall provide an explanation of any significant deviation from historic trends in its forecast.

(c) The Planning and Administration Committee shall establish bidding, scheduling, forecasting, administrative and operational practices related to the matters set out in Article VIII and shall resolve any disputes that may arise related to those matters and other operational issues.

3.04 Exchange of Information. Each Party will make available to the other Parties, upon request, information used in, or useful to, the administration of this Agreement. Other specific rights for information are covered in other parts of this Agreement.

3.05 Expenses of the Planning and Administration Committee. Each Party shall pay all expenses of its representatives. Other expenses incurred by the committee will be shared as agreed upon by the Planning and Administration Committee. Any expense not agreed to unanimously by the Planning and Administration Committee shall be borne by the Party incurring it.

3.06 Resolution of Disputes. If any disputes relating to the duties of the Planning and Administration Committee should arise that cannot be resolved by the Planning and Administration Committee, the dispute and the circumstances surrounding such dispute shall be presented to the Executive Committee, which is empowered in Section 18.13 to resolve such disputes.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 23

3.07 SEPA Contract. The Parties agree that if and when Dominion Virginia Power’s contract with SEPA is changed from time to time, the Planning and Administration Committee shall recommend to the Parties such modifications in this Agreement as are necessary to conform with any such changes.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 24

ARTICLE IV

INTERCONNECTION AND PROTECTION OF SYSTEMS

4.01 Obligation for Adequate Facilities. Dominion Virginia Power and the Cooperatives are each obligated to provide, on its own system or through this Agreement and other arrangements, generation adequate to serve expected loads and to maintain all such facilities in a suitable condition of repair so that they may be operated in accordance with Prudent Utility Practices and not impose a burden on any other system.

4.02 Protection of Systems. The Cooperatives shall refrain from, and shall require the Members to refrain from, any acts, transactions, and uses of equipment, appliances or devices which may have a significant adverse effect upon the reliability or characteristics of the Dominion Virginia Power System. Dominion Virginia Power shall refrain and shall require its customers to refrain from any acts, transactions, and uses of equipment, appliances or devices which may have a significant adverse effect upon the reliability or characteristics of the Cooperative System.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 25

ARTICLE V

DOMINION VIRGINIA POWER’S AUTHORITY AND RESPONSIBILITY WITH

RESPECT TO

OLD DOMINION’S NORTH ANNA GENERATION

5.01 Dominion Virginia Power as Agent of Old Dominion.

(a) Old Dominion hereby appoints Dominion Virginia Power (such appointment shall be irrevocable for the term of this Agreement and coupled with an interest) its sole agent, subject, however, to Old Dominion’s right of reasonable inspection through authorized representatives, to act on its behalf for the operation, maintenance, modifications and fueling (including the procurement of Nuclear Fuel), of the North Anna Facilities and authorizes Dominion Virginia Power in the name of and on behalf of Old Dominion to take all reasonable actions which, in the discretion and judgment of Dominion Virginia Power, are deemed necessary or advisable to effect the operation, maintenance, modifications and fueling (including the procurement of Nuclear Fuel) of the North Anna Facilities, including, without limitation, the following:

(i) the making of such agreements and modifications of existing agreements and the taking of such other action as Dominion Virginia Power deems necessary or appropriate, in its sole discretion, or as may be required under the regulations or directives of such governmental bodies and regulatory agencies having jurisdiction, with respect to the operation, maintenance, modifications and fueling (including the procurement of Nuclear Fuel) of the North Anna Facilities;

(ii) the execution and filing with such governmental bodies and regulatory agencies having jurisdiction over applications, amendments, reports and other documents and filings for or in connection with licensing, operation and other regulatory matters with respect to the North Anna Facilities; and

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 26

(iii) the receipt on Old Dominion’s behalf of any notice or other communication from any governmental body or regulatory agency having jurisdiction as to any licensing, operation or other regulatory matter with respect to the North Anna Facilities.

(b) As relates to all third parties, this agency designation shall be binding on Old Dominion, and such appointment shall be deemed in effect by each third party until termination of this Agreement pursuant to the terms hereof and until such third party receives written notification from Dominion Virginia Power of any termination thereof.

(c) Dominion Virginia Power accepts such appointment. In discharging all of its duties and responsibilities hereunder, Dominion Virginia Power will act in good faith and in accordance with Prudent Utility Practices. Dominion Virginia Power’s duties and responsibilities shall include, but not be limited to, establishing organizational structure and manpower requirements, maintaining an adequate work force through Dominion Virginia Power’s personnel administration policies, arranging and procuring necessary or desirable materials and services for operation of the North Anna Facilities, determining scheduled outages for routine inspections, refueling and general maintenance, scheduling, dispatching and loading of the North Anna Facilities, preparing and filing applications, reports and other documents relating to operation of the North Anna Facilities, establishing reasonable rules for visits to the North Anna Facilities, and determining the need for, and subsequently constructing, any capital additions or modifications to the North Anna Facilities.

Dominion Virginia Power shall not, solely because of Old Dominion’s ownership interest in the North Anna Facilities, make any adverse distinctions in operation, maintenance, modifications, fueling, scheduling, or dispatching as between the North Anna Facilities and any other generating unit or facilities in which Dominion Virginia Power has an ownership interest. Nothing herein shall interfere with Dominion Virginia Power’s authority and responsibility for the

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 27

operation of, maintenance of, modifications to, fueling of, and improvements to all of its other generation facilities. Dominion Virginia Power shall make available upon request by Old Dominion regularly prepared monthly reports which contain specific information on all generating facilities including, but not limited to, operating expenses, maintenance expenses, fuel expenses, generating statistics, fuel reports, operating statistics and other information reasonably available. Dominion Virginia Power will also have the right to submit data relating to operation of the North Anna Facilities to any other entity. Old Dominion will make available all information or data necessary for Dominion Virginia Power to schedule and dispatch generation.

(d) Old Dominion agrees that it will take all necessary action in a prompt manner to execute any agreements for the operation, maintenance, modifications and fueling of the North Anna Facilities as and when requested by Dominion Virginia Power to permit Dominion Virginia Power to carry out its authority and responsibilities pursuant to this Section 5.01.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 28

ARTICLE VI

TRANSMISSION SERVICES

6.01 Responsibility for Network Integration Transmission Service and Ancillary Services. Buyer shall be the Transmission Customer under the Open Access Transmission Tariff for this Agreement, and shall pay for all its costs associated with Network Integration Transmission Service and Ancillary Services under the Open Access Transmission Tariff, other than any Transmission Service and Ancillary Services that SEPA self-supplies or pays for and supplies to the Members.

6.02 Settlement for Ancillary Services.

(a) During the period in which Article VIII is in effect, the Cooperatives and Dominion Virginia Power will settle, through monthly billing, credits and charges by PJM associated with the provision of Regulation Service and Spinning Reserves Service by North Anna and Clover. Dominion Virginia Power will receive all credits and charges from PJM associated with the supply of Regulation Service and Spinning Reserves Service by the Old Dominion Monthly Clover Capacity and the Old Dominion Monthly North Anna Capacity. Dominion Virginia Power will credit to Buyer a portion of PJM’s charges to the Cooperatives for Regulation Service and Spinning Reserves Service for the Old Dominion Energy. Buyer’s share of such credits in each hour shall equal the ratio of the output of energy in the hour from the Old Dominion Monthly Clover Capacity, the Old Dominion Monthly North Anna Capacity and the Old Dominion Reserve Energy purchased from Dominion Virginia Power to the Old Dominion Energy multiplied by the hourly charge for Regulation Service and Spinning Reserves Service paid by the Cooperatives to PJM for the Old Dominion Energy.

(b) During the period in which Article VIII is in effect, settlement for Operating Reserves for the Old Dominion Monthly Clover Capacity and the Old Dominion Monthly North Anna Capacity shall be as follows: (i) Dominion Virginia Power shall receive all generator Operating

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 29

Reserve Service credits and charges from PJM associated with the Old Dominion Monthly Clover Capacity and the Old Dominion Monthly North Anna Capacity; and (ii) Dominion Virginia Power shall credit to Buyer a share of PJM’s charges to the Cooperatives for day-ahead Operating Reserve Service for the load of the Members. This credit shall be equal to the ratio of the day ahead hourly scheduled energy from the Old Dominion Monthly Clover Capacity and the Old Dominion Monthly North Anna Capacity and the Old Dominion Reserve Energy purchased from Dominion Virginia Power to the hourly Old Dominion Energy multiplied by the hourly charges to the Cooperatives for day-ahead Operating Reserve Service. Dominion Virginia Power shall bid energy from the Clover Facilities and the North Anna Facilities in the PJM day-ahead market. Alternatively, if both Parties agree, the Cooperatives may transfer to Dominion Virginia Power through bilateral contracts the obligation for the supply of Regulation Service and Spinning Reserve Service and Operating Reserve Service for the portion of the load of the Members that is served by Old Dominion’s ownership interests in North Anna and Clover and the purchase of Old Dominion Reserve Energy.

6.03 Congestion Relief Rights. This Article 6.03 shall be effective during the period in which Article VIII is in effect.

(a) Dominion Virginia Power shall assume all congestion risk and cost exposure, both positive and negative, in connection with the transmission of energy from the Old Dominion Monthly North Anna Capacity, the Old Dominion Monthly Clover Capacity and the Old Dominion Peaking Generation, including all Replacement Energy priced at the respective generator LMP, to the loads of the Members and in connection with the supply of Old Dominion Reserve Energy and Supplemental Energy purchased from Dominion Virginia Power, in exchange for receiving the monetary value of the Cooperatives’ Congestion Relief Rights for the Members other than Congestion Relief Rights related to the SEPA allocations of the Members.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 30

(b) The Cooperatives will request Congestion Relief Rights that are associated with the loads of the Members (less Congestion Relief Rights associated with SEPA) that are allocated by PJM at no cost to the Cooperatives for load in the Dominion Virginia Power Control Zone as directed by Dominion Virginia Power. Unless the Parties agree otherwise, Dominion Virginia Power will not request that the Cooperatives bid for Congestion Relief Rights that require the Cooperatives to allocate credit facilities. Except as provided in this Section 6.03(b) and Section 6.03(c) the Cooperatives will use any such Congestion Relief Rights as an offset to congestion costs. Buyer will settle with Dominion Virginia Power any differences between such Congestion Relief Rights and the congestion costs from Old Dominion generation to the loads of the Members. Alternatively, if the Parties agree, they may use bilatereal agreements to achieve this objective.

(c) When Buyer purchases Economy Energy to serve the loads of Members, Buyer shall be responsible for payment of the congestion costs related to such purchases, but Dominion Virginia Power shall reimburse Buyer for such congestion costs as follows: (i) Dominion Virginia Power shall pay to Buyer an amount determined by multiplying the value of the combined Congestion Relief Rights of Dominion Virginia Power and the Cooperatives in the hour in which Buyer purchases Economy Energy for the Members by the ratio of such Economy Energy purchase to the sum of the loads of Dominion Virginia Power and the Members less loads served by SEPA and Competitive Service Providers in the hour; and (ii) in any month, the amounts paid by Dominion Virginia Power to the Cooperatives in connection with transmission congestion associated with purchases of Economy Energy in bilateral transactions shall not exceed the amount paid by the Cooperatives for congestion costs in connection with such purchases. If PJM calculates the congestion component of the load LMP the Parties may agree to utilize the calculated congestion instead of an allocation of the value of the Combined Congestion Relief Rights in determining the amount of Dominion Virginia Power’s reimbursement to Buyer for congestion associated with purchases from the PJM LMP market.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 31

(d) The Cooperatives shall coordinate with Dominion Virginia Power to assist it in the planning, nomination and allocation process for purposes of mitigating transmission congestion for the Congestion Relief Rights planning period that includes the date on which service under this Agreement commences. Dominion Virginia Power shall coordinate with the Cooperatives to assist them in the planning, nomination and allocation process for purposes of mitigating transmission congestion for any portion of a Congestion Relief Rights planning period that extends beyond the date on which the Supplemental Energy provisions of Article VIII hereof terminate.

(e) Notwithstanding the foregoing: (i) If the Cooperatives purchase any Congestion Relief Rights in addition to those that Dominion Virginia Power directs them to obtain, the Cooperatives shall bear all of the risks and enjoy all the benefits of such additional purchases; and (ii) Any procurement of Congestion Relief Rights by Dominion Virginia Power, other than the Congestion Relief Rights that are allocated to Dominion Virginia Power at no cost for the loads of its customers in the Dominion Virginia Power Control Zone, shall be excluded from the calculations set out in Section 6.03(b) and (c).

6.04 SEPA Capacity Transmission Service. Old Dominion Delivered SEPA Capacity and Old Dominion Delivered SEPA Energy will be transmitted to the Delivery Points pursuant to the Open Access Transmission Tariff.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 32

ARTICLE VII

ENTITLEMENTS TO CAPACITY AND ENERGY

7.01 Entitlements of the Parties to Capacity and Energy. Subject to the provisions of Sections 15.03, 16.01 and 16.02 of the Purchase, Construction and Ownership Agreement, Old Dominion shall be entitled to 11.6% of the capacity and energy from North Anna Units 1 and 2. Subject to the provisions of Sections 15.03, 16.01 and 16.02 of the Purchase, Construction and Ownership Agreement, Dominion Virginia Power shall be entitled to the balance of the capacity and energy from each unit.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 33

ARTICLE VIII

SUPPLEMENTAL ENERGY

8.00 Supplemental Energy Transactions. Dominion Virginia Power will sell and deliver and Buyer will purchase and receive Supplemental Energy at the Delivery Points as more specifically set forth in this Article VIII.

8.01 Offer and Acceptance of Supplemental Energy.

(a) Day-Ahead Schedule. If Buyer desires to receive an offer from Dominion Virginia Power for Supplemental Energy, Buyer must provide to Dominion Virginia Power a schedule of its projected Supplemental Energy requirements and its designations of the On-Peak Period and the Off-Peak Period not later than 8:00 AM EPT of the day prior to the date for physical delivery of Supplemental Energy. Buyer may provide schedules for any subsequent days as well, but once it has provided such advance schedules, it shall not revise them without the consent of Dominion Virginia Power, which consent will not be unreasonably withheld. Buyer shall make reasonable efforts to base its schedule on its hourly load forecast for the day of delivery. If Buyer does not provide Dominion Virginia Power a schedule by 8:00 AM EPT of the last day before the date for physical delivery, Dominion Virginia Power shall have no obligation to provide Supplemental Energy to Buyer for such day.

(b) Offer of Supplemental Energy. Not later than 8:45 AM EPT of each day on which Buyer provides Dominion Virginia Power a schedule pursuant to Section 8.01(a), either Dominion Virginia Power may contact Buyer to offer Supplemental Energy for delivery on the next day (and any subsequent days as appropriate) or Buyer may contact Dominion Virginia Power to request an offer price for Supplemental Energy. If Buyer requests an offer of Supplemental Energy for the next day (or subsequent days as appropriate), Dominion Virginia Power must make such an offer. If neither Party contacts the other by 8:45 AM EPT of the day prior to the date on which power would be delivered, Dominion Virginia Power shall have no obligation to provide Supplemental Energy to Buyer for such day.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 34

(c) Dominion Virginia Power’s Offer Price for Supplemental Energy. Any offer by Dominion Virginia Power to provide Supplemental Energy shall be made at a price that is stated separately for the On-Peak Period and the Off-Peak Period that is identified as a fixed price or an indexed price. The price for Supplemental Energy shall not exceed the Maximum Price for Supplemental Energy derived by the following formula:

Maximum Price for Supplemental Energy = (Heat Rate x Gas Index) +

Variable O&M and Start-up Charge

Where:

Heat Rate = 7.2 MMBTU/MWH

Gas Index = Gas Daily midpoint price for Zone 6 NNY in dollars per MMBTU (or if Gas Daily does not publish such price, a similar industry-based index price agreed upon by the Parties) in effect as of 10 a.m. on the day on which the energy is delivered. For purposes of the indexed price offer, the price offered shall be an indicative price based on the price at which gas is trading at the time. The actual sales price with respect to the indexed price offer will be based on the published Gas Index price for the day on which the energy is delivered.

Variable O&M and Start-up Charge = $4.00/MWH

(d) Buyer’s Response to the Offer Price. In any instance in which Dominion Virginia Power makes an offer to provide Supplemental Energy, Buyer shall immediately inform Dominion Virginia Power as to whether, for either or both of the On-Peak Period and the Off-Peak Period, it accepts Dominion Virginia Power’s offer to provide Supplemental Energy.

(e) On-Peak Period and Off-Peak Period.

(i) For the months of June, July, August and September, Buyer shall designate, during each day-ahead call with Dominion Virginia Power, an On-Peak Period that shall be a minimum period of ten (10) consecutive clock hours during the calendar day.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 35

(ii) For the months of January, February, March, April, May, October, November and December, Buyer shall designate, during each day-ahead call with Dominion Virginia Power, an On-Peak Period consisting of either (1) any ten (10) consecutive hours chosen by Buyer; or (2) the sixteen (16) consecutive hours between the hours of 7:00 A.M. and 11:00 P.M. EPT.

(iii) The Off-Peak Period consists of any hours that are not included in the On-Peak Period.

8.02 Quantity of Energy Sold. For each On-Peak Period or Off-Peak Period as to which Buyer has accepted Dominion Virginia Power’s offer to provide Supplemental Energy, Dominion Virginia Power will sell to Buyer a quantity of energy equal to the day-ahead schedule that Buyer provided to Dominion Virginia Power pursuant to Section 8.01(a). The Parties will schedule this sale with PJM as a bilateral transaction.

8.03 Settlement with Dominion Virginia Power. Dominion Virginia Power and Buyer shall settle charges and credits for Ancillary Services pursuant to Section 6.02 and shall settle charges and credits for Congestion Relief Rights pursuant to Section 6.03. In addition, on a monthly basis, Buyer shall pay Dominion Virginia Power a Supplemental Energy Fee, an Excess Energy Fee, a Reservation Fee, and a Contract Fee. The fees are as further described below:

(a) Supplemental Energy Fee: For each hour, the price for Supplemental Energy, as calculated pursuant to Section 8.01(c), multiplied by the quantity of Supplemental Energy sold, as calculated pursuant to Section 8.04.

(b) Excess Energy Fee. For each hour, the real-time LMP for the Dominion Virginia Power load zone (or, if a separate load zone is established for the points of delivery to the Members, the Cooperatives’ load zone) multiplied by any energy that Dominion Virginia Power supplies to Buyer pursuant to Section 8.02 that exceeds the Supplemental Energy as calculated pursuant to Section 8.04.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 36

(c) Reservation Fee. A monthly reservation fee of $1.19/ kW-Month multiplied by 550,000 kW, or $654,500 per month, reduced as follows: In any hour in which Old Dominion’s bid of Old Dominion Peaking Generation is accepted by PJM in the day-ahead market or the Old Dominion Peaking Generation is dispatched in real time, the demand fee shall be reduced by an amount equal to $14.00 multiplied by the greater of (i) the MWH of energy accepted in the day-ahead market from the Old Dominion Peaking Generation or (ii) the sum of the MWH of energy dispatched from the Old Dominion Peaking Generation plus the MWH of any Replacement Energy supplied to serve the loads of the Members, but in neither case greater than the lower of 550 MW per hour or the remaining load that otherwise would have been served using Supplemental Energy. Notwithstanding the foregoing, Dominion Virginia Power shall not make any net payment to the Cooperatives over the course of any contract year in connection with this reservation fee.

(d) Contract Fee. A monthly contract fee of $41,667.00.

8.04 Quantity of Supplemental Energy Sold.

(a) Limitation on Supplemental Energy to Buyer Schedule. The quantity of Supplemental Energy that Dominion Virginia Power sells to Buyer in each hour shall be the lesser of the amount of Buyer’s schedule submitted to Dominion Virginia Power pursuant to Section 8.01 or the amount calculated in Section 8.04(b) below.

(b) Further Limitation on Hourly Sales of Supplemental Energy. The quantity of Supplemental Energy that Dominion Virginia Power sells to Buyer in each hour shall be no greater than the amount derived from the following calculation.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 37

(i) Calculate the lesser of (A) Old Dominion Energy; or (B) the sum of the Capability of the Old Dominion Peaking Generation, the Old Dominion Monthly Clover Capacity and the Old Dominion Monthly North Anna Capacity.

(ii) Adjust the amount determined in (b)(i) above as follows:

(A) Subtract the total amount of energy that could have been delivered at 100% capacity factor from Old Dominion Monthly North Anna Capacity and Old Dominion Monthly Clover Capacity;

(B) Subtract the greater of the following for the Old Dominion Peaking Generation:

(1) The amount of energy bid by the Cooperatives that PJM accepted in the day-ahead market; or

(2) The amount of energy that is dispatched in real time by PJM;

(C) If (1) the Cooperatives do not submit a bid to PJM for any Old Dominion Peaking Generation unit or any Old Dominion Peaking Generation unit is not available for dispatch or is not capable of producing energy at an amount equal to its maximum seasonal net dependable capacity as set forth in Appendix J, as may be revised from time to time, and (2) the real-time LMP for the nodal point for that hour exceeds the price that the Cooperatives would have bid for the unit based on Section 8.06(c) with start-up costs allocated over the unit’s minimum run time, subtract the amount of energy that PJM would have dispatched from the unit if it had been available or, in the case of a partial derate, subtract the additional amount of energy that PJM would have dispatched from the unit if it had been fully available. A unit’s minimum run time equals the minimum run time used by the Cooperatives in bidding such unit into PJM.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 38

8.05 Bidding, Scheduling and Dispatch of Old Dominion Resources Other Than Old Dominion Peaking Generation.

(a) Bidding and Scheduling of Old Dominion’s Base Load Generation: Dominion Virginia Power shall bid and dispatch the Old Dominion Monthly Clover Capacity and the Old Dominion Monthly North Anna Capacity into PJM in the same way as it bids and dispatches its own shares of those units.

(b) SEPA Capacity and Energy. The capacity and energy that SEPA allocates to the Members will be dispatched pursuant to other existing and future agreements.

(c) Cooperatives’ Load Management System. At Dominion Virginia Power’s request, the Cooperatives shall call on Bear Island Paper Company (“BIPCO”) to reduce its load pursuant to the BIPCO agreement, if there is a BIPCO agreement in place that permits the Cooperatives to do so at the time.

8.06 Bidding, Scheduling and Dispatch of Old Dominion Peaking Generation.

(a) All Old Dominion Peaking Generation must be in commercial operation by the Effective Date.

(b) Bidding and Scheduling Practices. The Cooperatives shall bid and schedule the Old Dominion Peaking Generation into PJM in compliance with PJM requirements.

(c) Calculation of Bid Price: The Cooperatives shall calculate a bid price for each unit of the Old Dominion Peaking Generation for each hour, regardless of whether the unit is available to produce energy. The Cooperatives’ calculation of the bid price shall be consistent with the PJM bidding rules and Cost Development Guidelines, excluding above-cost adders. The Cooperatives shall make commercially reasonable efforts to minimize the bid price

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 39

of the Old Dominion Peaking Generation. Appendix J includes some of the parameters that will be used in determining the bid price. In addition to those parameters, the cost of fuel is a primary driver and will change the bid price from day to day. The cost of fuel to be used in the bid price will consist of three components: (i) the fuel price; (ii) transportation cost of providing that fuel; and (iii) fuel imbalance risks that either can be predetermined or are measurable risk components. Fuel imbalance risk incorporates, among other things, the timing risk in the PJM rules due to gas nominations having to be made prior to PJM’s determination of unit dispatch. Also, the real-time bid price may be different than the day-ahead bid price based on fuel supply and imbalance risk on an intra-day basis.

(d) Gas Supply. Dominion Virginia Power or any affiliate may make an offer to the Cooperatives to supply gas for the Old Dominion Peaking Generation. If Dominion Virginia Power or any affiliate does so, the Cooperatives shall either accept the offer from Dominion Virginia Power for gas supply and use such pricing in their calculation of the bid price pursuant to Section 8.06(c) or shall secure gas from other sources but submit bids to PJM no higher than bids based on the price at which Dominion Virginia Power or its affiliates offered to supply gas to the Cooperatives. Any arrangement for the supply of gas to the Old Dominion Peaking Generation will be pursuant to a separate contract. No Dominion Virginia Power offer to supply gas to the Cooperatives will be manipulated to cause or attempt to cause the Cooperatives to dispatch the Old Dominion Peaking Generation to serve the Members’ loads in the Dominion Virginia Power Control Zone differently than if this Agreement did not exist.

(e) Sharing of Margins on Dispatch of Old Dominion Peaking Generation. The Cooperatives shall pay to Dominion Virginia Power an amount equal to (i) the amount by which the average Locational Marginal Price that the Cooperatives receive for Old Dominion Peaking Generation exceeds the average of the incremental operating costs of the Old Dominion Peaking Generation units that were dispatched in the hour (including start-up costs, if

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 40

applicable) multiplied by (ii) the amount, if any, by which the energy that was dispatched from the first 550 MW of Old Dominion Peaking Generation exceeds the amount of such energy that was needed to serve the loads of the Members.

8.07 Additional Cooperative Responsibilities.

(a) Economy Energy: In any hour in which Buyer does not purchase Supplemental Energy from Dominion Virginia Power, Buyer shall be responsible for the purchase of Economy Energy in an amount equal to the Supplemental Energy. Dominion Virginia Power has no obligation to supply such energy to Buyer pursuant to this Agreement.

(b) Each Party shall settle with PJM pursuant to its Operating Agreement with PJM.

(c) Capacity: The Cooperatives shall be responsible for all of their PJM capacity obligations in the Dominion Virginia Power Control Zone. The Cooperatives shall designate the Old Dominion Monthly North Anna Capacity, the Old Dominion Monthly Clover Capacity, SEPA allocations of the Members if applicable, and the Old Dominion Peaking Generation as Designated Capacity Resources.

8.08 Metering and Telemetry Requirements. The Cooperatives shall provide Dominion Virginia Power the totalized real-time load data, as it is made available, for the loads of the Members and for the Old Dominion Peaking Generation in accordance with the generator interconnection and operation agreements for the Old Dominion Peaking Generation and in accordance with the requirements of PJM. The Cooperatives may authorize, in writing, the System Operations Center to provide such data to Energy Supply. Such consent shall be consistent with the FERC Order No. 2004 Standards of Conduct.

8.09 Generation Costs. Each Party will be responsible for all costs, including fuel, associated with its own generation resources.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 41

8.10 Load Gain/Loss Notification. Consistent with Prudent Utility Practices, the Cooperatives will notify Dominion Virginia Power in advance of any anticipated event that is expected to result in a material change in the loads of the Members; provided, however, that weather-related fluctuations in such loads are exempt from the notice requirement. Such notice applies to large load customers (in excess of 5 MW) of the Members and any retail choice activity that results in a difference in load, notwithstanding any further rules and requirements as may be set forth to accommodate retail access.

8.11 PJM Billing.

(a) Dominion Virginia Power and the Cooperatives will develop the appropriate mechanisms to analyze their PJM bills and to settle amounts between them on a monthly basis as necessary to preserve each Party’s respective costs and benefits as included in this Article VIII and Article VI. Each Party has the right to receive the necessary information, including the appropriate PJM e-suite data, of the other Party in order to calculate and verify the PJM bills and billing adjustments under this Article VIII and Article VI.

(b) The provisions of this Article VIII relating to the charges for services provided by PJM are based on the Parties’ understanding of the billing practices of PJM. If any Party notifies the other Parties that its understanding of PJM’s billing practices as reflected in this Article VIII and Article VI is different from PJM’s actual practices, and asserts that such difference has an adverse effect on the notifying Party, the Parties shall address such issues in good faith to achieve the Parties’ original intent.

8.12 Provision of Information.

(a) Old Dominion shall provide to Dominion Virginia Power all unit, cost and performance data for the Old Dominion Peaking Generation relevant to this Article VIII on an ongoing basis. Dominion Virginia Power shall perform adequate review and verification of such data.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 42

(b) The Parties shall provide each other all of the information that is reasonably needed to implement and administer this Article VIII, including but not limited to all information that is listed on Appendix J.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 43

ARTICLE IX

RESERVE CAPACITY AND ENERGY

9.00 Sales of Reserve Capacity and Energy. Dominion Virginia Power will sell and deliver and Buyer will purchase and receive Reserve Capacity and Energy at the Generation Interconnection Points as more specifically set forth in this Article IX.

9.01 Reserve Capacity and Energy and Charges Therefor Related to the North Anna Facilities and Clover Facilities.

(a) During the term of this Agreement, Buyer will purchase and Dominion Virginia Power will provide Old Dominion Reserve Capacity for Old Dominion’s ownership interest in North Anna Unit 1 and North Anna Unit 2 and Clover Unit 1 and Clover Unit 2 until each of these units is retired or Old Dominion’s ownership interest in any of such units is reduced to zero. For Old Dominion Monthly North Anna Capacity and Old Dominion Monthly Clover Capacity, the Cooperatives shall carry a percentage of generation reserves equal to the System Reserve Margin. Dominion Virginia Power agrees to sell and Buyer agrees to purchase Old Dominion Reserve Capacity at the rates set forth in Appendix I.

(b) During the period in which Article VIII is in effect, and except as provided in Section 9.01(c)(ii), Old Dominion Reserve Energy for the North Anna Facilities and Clover Facilities shall be sold by Dominion Virginia Power and purchased by Buyer at the same pricing and for the same On-Peak Periods and Off-Peak Periods at which Dominion Virginia Power offers to sell Supplemental Energy to Buyer. For any hour as to which Dominion Virginia Power does not make an offer to provide Supplemental Energy to Buyer, but for which Buyer purchases Old Dominion Reserve Energy, the charge for Old Dominion Reserve Energy shall be established based on an after-the-fact calculation of the price of Supplemental Energy as calculated in Section 8.01(c). For the period after the termination of Article VIII, the charge for Old Dominion Reserve Energy shall be calculated pursuant to Appendix G. The quantity of Old Dominion Reserve Energy shall be determined pursuant to Appendix H.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 44

(c) Buyer may displace all or any portion of its purchases of Old Dominion Reserve Energy from Dominion Virginia Power by purchasing such energy from an Alternate Power Source. Such energy shall be deemed Displacement Reserve Energy. Buyer may provide Displacement Reserve Energy in accordance with the schedules provided by Buyer or its reserve energy suppliers to Dominion Virginia Power and, if required, PJM. Such schedule shall indicate whether the source of the Displacement Reserve Energy is from a specific Alternate Power Source or from a default purchase of hourly energy from the PJM marketplace. Dominion Virginia Power shall not be obligated to provide Old Dominion Reserve Energy or Supplemental Energy to replace any Displacement Reserve Energy scheduled by Buyer. During the period in which Article VIII is in effect, the following procedures shall apply to any schedules of Displacement Reserve Energy.

(i) For Displacement Reserve Energy associated with an outage at the Clover Facilities or the North Anna Facilities that has been scheduled at least three business days in advance, Buyer may schedule Displacement Reserve Energy for either or both of the On-Peak and Off-Peak Periods as follows. Buyer shall not vary the hourly amount of Displacement Reserve Energy during an On-Peak Period or an Off-Peak Period except as necessary as a result of ramping a North Anna Unit or a Clover Unit into or out of service. Buyer shall notify Dominion Virginia Power of the initiation of a schedule of Displacement Reserve Energy for either or both of the On-Peak Period and the Off-Peak Period not later than the time at which Buyer makes its response to a Dominion Virginia Power offer price on a day-ahead basis pursuant to Section 8.01(d) (or, if Dominion Virginia Power has not made an offer pursuant to Section 8.01(b), by not later than 8:45 AM EPT); provided that Dominion Virginia Power shall accommodate such schedule or schedule change on shorter notice in the event of an emergency that may affect the reliability of service to Members.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 45

(ii) For Displacement Reserve Energy associated with an outage at the Clover Facilities or the North Anna Facilities that has not been scheduled at least three business days in advance, Buyer may purchase Displacement Reserve Energy as follows:

A. Buyer may not vary the amount of Displacement Reserve Energy scheduled during an On-Peak Period or an Off-Peak Period except pursuant to Section 9.01(c)(ii) B or D or to ramp a North Anna Unit or a Clover Unit into or out of service.

B. Buyer may purchase Displacement Reserve Energy beginning no earlier than the commencement of the first clock hour after the start of the outage and beginning no later than the commencement of the fourth clock hour after the start of the outage, pursuant to notice provided to Dominion Virginia Power not less than 45 minutes prior to the commencement of the clock hour. If Buyer does not begin purchasing Displacement Reserve Energy by the commencement of the fourth clock hour after the start of the outage, it shall not purchase Displacement Reserve Energy for the remainder of the On-Peak or Off-Peak Period in which the fourth clock hour commences.

C. Except as provided in Section 9.01(c)(ii)B, Buyer shall notify Dominion Virginia Power of the initiation of a schedule of Displacement Reserve Energy during the Initial Outage Period not less than 45 minutes prior to the beginning of the On-Peak Period or the Off-Peak Period when the schedule will take effect.

D. Buyer shall notify Dominion Virginia Power of the initiation of schedules of Displacement Reserve Energy and Old Dominion Reserve Energy

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 46

during the Secondary Outage Period pursuant to schedules provided not later than the time specified in Section 9.01(c)(i). Buyer shall not vary the schedule of Old Dominion Reserve Energy purchased from Dominion Virginia Power during an On-Peak Period or an Off-Peak Period in the Secondary Outage Period except to accommodate the ramping of a North Anna Unit or a Clover Unit into service; provided that Buyer may increase its schedule of Old Dominion Reserve Energy purchased from Dominion Virginia Power by a fixed amount of no more than 50% of its hourly Reserve Energy requirements for a minimum of six consecutive hours in any On-Peak Period in the Secondary Outage Period.

E. After the end of the Secondary Outage Period, Buyer’s schedules of Displacement Reserve Energy shall conform to the requirements set out in Section 9.01(c)(i).

F. The “Initial Outage Period” shall be from the start of an outage at the Clover Facilities or the North Anna Facilities that has not been scheduled at least three business days in advance until the beginning of the first calendar day after Buyer has the opportunity to submit a day-ahead schedule pursuant to Section 8.01(a). The Secondary Outage Period shall begin when the Initial Outage Period terminates and shall last for a maximum of five calendar days, or less at the discretion of Buyer.

9.02 Reserve Capacity and Reserve Capacity Charges for Jointly Planned Generation Resources. For future generation resources jointly planned by Dominion Virginia Power and the Cooperatives, the Cooperatives and Dominion Virginia Power shall at all times carry a percentage of generation reserves equal to the annually projected System Reserve Margin. If Dominion Virginia Power provides the necessary reserves for the jointly planned generation resource to the Cooperatives, the Planning and Administrative Committee shall determine the price of such reserves.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 47

ARTICLE X

BILLING

10.01 Billing Methods. Billings for all payments due under this Agreement shall be substantially in the format provided in Appendix K.

10.02 Rendering Bill. Each Party shall render to the appropriate Parties monthly a billing statement no later than the twentieth day of the month, transmitted by wire or delivered by courier, covering the charges for rendering services under the Agreement. Notwithstanding the foregoing, the Parties shall reflect the true-up in charges and credits by PJM no later than the second monthly bill that each Party presents to the other after receiving the charges and credits information from PJM.

10.03 Payment.

(a) Payment for items 3 through 8 on Appendix K shall be due upon presentation of the bill to the Buyer. If payment is not received within ten (10) days from the date the invoice is transmitted or delivered, interest at the Special Interest Rate will accrue from date of presentation until payment is received. Date of presentation is the day the bill is wired or, if delivered by courier, the date delivered.

(b) Payment for items 1 and 2 of Appendix K shall be due upon presentation to Old Dominion. If payment is not received by the fifteenth of the month following presentation of the bill, interest at the Special Interest Rate will accrue from date of presentation until payment is received. Date of presentation is the day the bill is wired or, if delivered by courier, the date delivered.

10.04 Methods of Payment. All payments required to be made by any Party under this Agreement in excess of $10,000 shall be paid on or before the due date in immediately available funds by delivery (before 11:00 a.m., Richmond time) of either a Federal Reserve check or evidence of bank wire to the other Party’s account, at a bank designated by such

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 48

Party. If any such payment is to be made by bank wire, the Party entitled to the payment shall advise the other Party of the appropriate bank and account number at least one business day before the payment is due. All other payments required to be made under this Agreement may be made by check deposited in the United States mail, first-class postage prepaid, and addressed to Treasurer, Virginia Electric and Power Company, P.O. Box 26666, Richmond, Virginia 23261, if payable to Dominion Virginia Power; addressed to Senior Vice President – Accounting and Finance, New Dominion Energy Cooperative, 4201 Dominion Boulevard, Glen Allen, Virginia 23060; if payable to New Dominion, and addressed to Senior Vice President – Accounting and Finance, Old Dominion Electric Cooperative, P. O. Box 2310, Glen Allen, Virginia 23058-2310, if payable to Old Dominion.

10.05 No Arbitration; Resolution of Disputes. No Party shall have the right to arbitrate any dispute that might arise with respect to this Agreement. Any disagreement among the Parties as to their rights or obligations under this Agreement shall first be addressed by consultation between the Authorized Dominion Virginia Power Representatives as determined in accordance with Section 19.03 of the Purchase, Construction and Ownership Agreement and the Authorized Old Dominion Representatives as determined in accordance with Section 19.02 of the Purchase, Construction and Ownership Agreement. In the event such representatives are unable to satisfactorily resolve their disagreement, they shall refer the matter to the Executive Committee created pursuant to Section 18.13 of this Agreement. No dispute as to the payment of an invoice rendered by either Party shall permit the other Party to delay payment of the disputed invoice, in full, on its payment date. If the invoiced Party shall have paid any such disputed invoice, in full, on or before its payment date and if the Authorized Dominion Virginia Power Representatives and the Authorized Old Dominion Representatives, or the Executive Committee created pursuant to Section 18.13 of this Agreement, or a court of competent jurisdiction, should later determine that a disputed invoice was for an amount in

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 49

excess of the correct amount due, then the invoicing Party shall be obligated to refund the difference to the invoiced Party within ten (10) days of such determination with interest, if any, upon such amount as follows:

(a) If such difference resulted from a deviation from an estimate not caused by error or bad faith, interest shall be payable at the Regular Interest Rate;

(b) If such difference resulted from an error, interest shall be payable at the Regular Interest Rate; and

(c) If such difference resulted from bad faith, such interest shall be payable at the Special Interest Rate.

10.06 Billing Adjustments. For billing errors or adjustments to estimates of $5,000 per event or more discovered through (i) resolution of billing disagreements pursuant to Section 10.05, (ii) audit or (iii) normal billing procedures, interest will accrue at the Regular Interest Rate from the date of payment of the original bill through the date of payment of the adjustment. No interest will accrue to adjustments of less than $5,000 per event or to adjustments in bills between Dominion Virginia Power and a Cooperative resulting from PJM billing true-ups. Adjustments, including any interest, must be paid in accordance with Section 10.03 hereof.

10.07 Credit Requirements. Dominion Virginia Power shall not be required to establish credit security for transactions under Article VI and Article VIII of this Agreement unless it has a credit rating of less than Baa3 (Moody’s) or BBB- (Standard & Poor’s) . The Cooperatives shall not be required to establish credit security for transactions under Article VI and Article VIII of this Agreement unless both of them have a credit rating of less than Baa3 (Moody’s) or BBB- (Standard & Poor’s). In the event either credit rating of either Dominion Virginia Power on the one hand or both of the Cooperatives on the other hand falls below such levels, such Party or Parties shall immediately inform the other Party or Parties of that fact. Within five (5) days of the date on which Dominion Virginia Power’s credit rating falls below the

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 50

levels set forth above, it will provide the Buyer credit security in an amount, form and tenor as determined by the Cooperatives in a commercially reasonable manner. Within five (5) days of the date on which both Cooperatives have a credit rating below the levels set forth above, they will provide Dominion Virginia Power credit security in an amount, form and tenor as determined by Dominion Virginia Power in a commercially reasonable manner. Credit security means cash or letters of credit, and all proceeds thereof, or other security reasonably acceptable to the receiving Party, that have been transferred to or received by a Party hereunder to secure payment or performance of the other Party’s obligations and subsequently returned to the other Party in accordance with this Agreement.

A Party shall be entitled to hold credit security in the form of custodial collateral, provided that the following conditions are satisfied: (1) it is not in default under this Agreement, (2) its credit rating is not below the levels set forth above and (3) custodial collateral shall be held only in any jurisdiction within the United States. To the extent a Party is holding cash provided as credit security by another Party, interest shall accrue and be payable to the Party that provided the credit security at the rate for that day opposite the caption “Federal Funds (Effective)” as set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 51

ARTICLE XI

OPERATING COSTS

11.01 Operating Costs.

(a) During the term of this Agreement, Old Dominion shall pay to Dominion Virginia Power only its pro rata share of the direct costs of operating and maintaining the North Anna Facilities, including any administrative and general costs directly attributable to North Anna (“North Anna A&G Costs”). A billing format is presented in Appendix L, Section I. hereto. For purposes of this Section 11.01(a), Old Dominion’s pro rata share of the North Anna Facilities shall be 11.6%. This pro rata share shall be subject to change from time to time in accordance with Sections 15.03, 16.01 and 16.02 of the Purchase, Construction and Ownership Agreement.

(b) The Parties have been unable to identify to their mutual satisfaction those administrative and general costs that are to be allocated to Old Dominion under the “directly attributable” standard of Section 11.01(a). Therefore, the Parties agree that for the period from the Effective Date through December 31, 2005, Old Dominion shall pay to Dominion Virginia Power a fixed monthly fee of $90,000 (“Fixed Monthly A&G Fee”) as full and complete compensation for all administrative and general services provided by Dominion Virginia Power or any of its related companies, including its parent company, on behalf of the North Anna plant and its employees.

(c) Without regard to whether these are appropriate categories for inclusion in a future methodology for determining North Anna A&G Costs, administrative and general services covered by the Fixed Monthly A&G Fee include, but are not limited to, the following pertinent services or functions:

Accounting Services	Fleet Management
Accounts Payable	General Services
Auditing	Human Resources/Employee Relations
Business Planning	Legal
Corporate Communications	Materials Management
Data Operations	Payroll
Employee Benefits/Pensions	Procurement
Executive/Administrative	Security
Facilities	Telecommunications

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 52

The Parties agree that for the period from the Effective Date through December 31, 2005, the Fixed Monthly A&G Fee expressly covers all administrative and general services. These services or functions shall not be directly charged or allocated in any other fashion to Old Dominion except as follows:

(i) North Anna Nuclear Regulatory Commission fees will be billed to Old Dominion as part of the North Anna operating costs based on Old Dominion’s North Anna Percentage Ownership Interest.

(ii) North Anna insurance premiums will be billed to Old Dominion as part of the “new investment” section of the invoice based on Old Dominion’s North Anna Percentage Ownership Interest.

(iii) North Anna and nuclear support payroll benefits (billed as payroll add-on) related to salaries included in the O&M general ledger accounts will be billed to Old Dominion as part of the O&M sections of the invoice. (The Fixed Monthly A&G Fee will cover payroll benefits (billed as payroll add-on) related to North Anna A&G Costs).

(iv) The direct costs of nuclear support activities that have historically been billed to Old Dominion will continue to be billed as nuclear support. Old Dominion’s share of these costs will be determined based on the ratio of Old Dominion’s entitlement to nuclear capacity in commercial operation.

(d) A billing format is presented in Appendix L, Section I. hereto. The billing format is subject to review in accordance with Section 11.01(f) and any proposed changes to the format must be agreed to by both parties prior to any changes being implemented. Dominion Virginia Power will not transfer costs covered by the Fixed Monthly A&G Fee or from

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 53

current corporate center functions and activities to North Anna or nuclear support O&M in order to recover costs from Old Dominion that are not directly attributable to North Anna without mutual agreement of the parties and appropriate adjustment of the Fixed Monthly A&G Fee.

(e) In the event Dominion Virginia Power institutes a cost savings program after the Effective Date that is intended to benefit both Parties, Dominion Virginia Power shall give Old Dominion prior notice of the program and demonstrate the expected cost savings to Old Dominion from the program if it expects Old Dominion to bear its reasonable proportion of the costs of such program. Old Dominion shall pay its reasonable, proportionate share of the costs of such program provided that the cost savings have been adequately demonstrated.

(f) The Parties shall negotiate in good faith so that on or before December 31, 2005, they mutually agree to (1) use an appropriate new methodology to calculate the North Anna A&G Costs, (2) use improved Dominion Virginia Power accounting or billing systems which allow for the specific identification and assignment of North Anna A&G Costs or (3) adjust the Fixed Monthly A&G Fee to reflect changes in the costs or benefits to either Party. In the event the Parties are unable to agree on any of the foregoing, either Party may institute the dispute resolution process provided for in this Agreement. The Fixed Monthly A&G Fee will remain in effect until the dispute is resolved.

(g) Dominion Virginia Power is obligated to provide all detailed supporting information as reasonably requested so that Old Dominion can audit, review or substantiate all billing charges.

11.02 Nuclear Fuel Costs. Old Dominion will pay its pro rata share of the expenses associated with Nuclear Fuel as provided in the Nuclear Fuel Agreement.

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 54

ARTICLE XII

ACCOUNTING MATTERS AND ACCESS TO BOOKS AND RECORDS

12.01 Responsibility and Method of Accounting. All accounting related to the transactions contemplated by this Agreement shall utilize the accrual method of accounting and shall be in accordance with Generally Accepted Accounting Principles, FERC’s Uniform System of Accounts or as prescribed by other regulatory agencies having jurisdiction, all as in effect from time to time.

12.02 Right to Inspect Records, Etc.

(a) During normal business hours and subject to conditions consistent with the conduct by Dominion Virginia Power of its regular business affairs and responsibilities, Dominion Virginia Power will provide the Cooperatives, the Cooperatives’ Authorized Representative(s) or any auditor utilized by the Cooperatives reasonably acceptable to Dominion Virginia Power, including, without limitations, Keiter Stephens, or any nationally recognized auditing firm retained by the Cooperatives, access to Dominion Virginia Power’s books, records, and other documents, directly related to the performance of Dominion Virginia Power’s obligations under this Agreement (but excluding internal memoranda, records and documents relating to such matters and minutes of the Board of Directors and committees thereof) and, upon request, copies thereof, which (i) set forth all costs applicable to the construction, operation, maintenance and retirement of the North Anna Facilities to the extent necessary to enable the Cooperatives to verify the costs for which the Cooperatives are billed pursuant to the provisions of this Agreement, (ii) set forth matters relating to the design, construction, operation, and retirement of the North Anna Facilities in proceedings before any regulatory body or governmental agency having jurisdiction; or (iii) are necessary to verify the accuracy of any statement, charge or computation made pursuant to Article VI or Article VIII of this Agreement. If any examination pursuant to Article VI or Article VIII reveals any inaccuracy

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 55

in any statement, charge or computation, the necessary corrections will be made promptly and the Parties shall promptly adjust the payments to each other to reflect the corrections, with interest calculated pursuant to Section 10.06. Any request for audit of the charges under Article VI or Article VIII shall be made no later than 24 months after the event as to which the audit is sought and thereafter any objection shall be deemed waived. The Cooperatives will bear the cost of any copying, review or audit of such books and records. Notwithstanding the foregoing, however, Dominion Virginia Power shall not be required to make available to the Cooperatives any reports and information relating to personnel practices, staffing or labor relations.

(b) During normal business hours and subject to conditions consistent with the conduct by the Cooperatives of their regular business affairs and responsibilities, the Cooperatives will provide Dominion Virginia Power, Dominion Virginia Power’s Authorized Representative(s), or any auditor utilized by Dominion Virginia Power reasonably acceptable to the Cooperatives or any nationally recognized auditing firm retained by Dominion Virginia Power, access to the Cooperatives’ books, records, and other documents (but excluding internal memoranda, records and documents relating to such matters and minutes of Board of Directors and committees thereof), and, upon request, copies thereof, which (i) relate to this Agreement or (ii) are necessary to verify the accuracy of any statement, charge or computation made pursuant to Article VI or Article VIII of this Agreement. If any examination pursuant to Article VI or Article VIII reveals any inaccuracy in any statement, charge or computation, the necessary corrections will be made promptly and the Parties shall promptly adjust the payments to each other to reflect the corrections, with interest calculated pursuant to Section 10.06. Any request for audit of the charges under Article VI or Article VIII shall be made no later than twenty-four (24) months after the event as to which the audit is sought and thereafter any objection shall be deemed waived. Dominion Virginia Power will bear the cost of any copying, review or audit of such books and records. Notwithstanding the foregoing, however, the Cooperatives shall not be required to make available to Dominion Virginia Power any reports and information relating to personnel practices, staffing or labor relations.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 56

12.03 Confidentiality. During the term of this Agreement, it may become necessary or desirable, from time to time, for one Party to provide to another Party information which is either privileged, confidential or proprietary (whether so designated by the Party providing it or at the time of that Party’s having obtained it from a third party, so designated by that third party, and in the latter case, there will be no obligation to disclose such information to the requesting Party without the consent of such third party; provided, however, that the Party that obtained such information will use its best efforts to obtain such consent). The Party desiring to protect any such information (the labeling Party) may label such information as either privileged, confidential or proprietary and thereafter the other Parties will not reproduce, copy, use or disclose (except where required by governmental authorities or in connection with obtaining requisite governmental licenses, permits or approvals) any such information in whole or in part for any purpose without the written consent of the labeling Party, which consent will not be unreasonably withheld. Each Party may use any such copy, the information contained therein, or both, only in the exercise of its respective rights and obligations pursuant to this Agreement and such information will neither be sold nor used in connection with other generating plants or for the benefits of any third party. Each Party will take all reasonable steps to protect the other Parties’ proprietary, privileged, or confidential information by, including, but not limited to, (a) restricting its use internally on a “need-to-know” basis, (b) obtaining appropriate confidentiality agreements from those employees, agents, and contractors to whom such information may be otherwise disclosed under this Agreement, and (c) ensuring the return of all copies of labeled information to the labeling party when the need therefore to aid in performance of this Agreement no longer exists. The respective mortgages and security deed holders of the Parties will be entitled to inspect (but not to copy) any information labeled by one of the Parties that has

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 57

not been designated as proprietary, privileged or confidential by any other person or entity. In disclosing confidential or proprietary information to governmental authorities, the disclosing Party shall cooperate with the labeling Party in minimizing the amount of such information furnished including the redaction of information appearing on specific documents as is appropriate under the circumstances. At the specific request of the labeling Party, the other Party will endeavor to secure the agreement of such governmental authorities to maintain specified portions of such information in confidence. Notwithstanding the foregoing, no Party will be liable to protect the confidentiality of information as provided in this Section 12.03 if such information is otherwise available to such Party or is in the public domain.

This Section 12.03 will not limit or restrict compliance by any governmental authority with requests under the Freedom of Information Act for any copies of, or the information contained in, anything in the possession of any governmental authority obtained pursuant to this Agreement. Compliance by any governmental authority with any such request will not constitute a violation of this Agreement.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 58

ARTICLE XIII

LIABILITY, SERVICE INTERRUPTIONS AND FORCE MAJEURE

13.01 Liability.

(a) In providing the services called for by this Agreement, Dominion Virginia Power shall use reasonable diligence at all times to provide reasonably adequate service. Dominion Virginia Power, however, does not guarantee continuous service. The Parties acknowledge that, at the request of and for the convenience of Old Dominion, Dominion Virginia Power is to have full responsibility for the maintenance and operation of the North Anna Facilities. The judgment of Dominion Virginia Power personnel shall be final in decisions concerning operation and maintenance of the North Anna Facilities. With respect to claims of third parties, Old Dominion agrees that Dominion Virginia Power does not by this Agreement assume any risks or liabilities with respect to the operation and maintenance of Old Dominion’s share in the North Anna Facilities, and that the amounts payable to Dominion Virginia Power for its performance under this Agreement are determined on the basis that Dominion Virginia Power does not assume such risks or liabilities. Dominion Virginia Power’s obligation to Old Dominion with respect to the operation and maintenance of the North Anna Facilities shall be as set forth in this Agreement, the Purchase, Construction and Ownership Agreement and the Nuclear Fuel Agreement.

(b) In addition to all other limitations on liability contained in this Agreement, no Party hereto shall be liable to the other Parties to this Agreement for any damage or loss resulting from the interruption, prevention, suspension or failure of service caused by:

(i) Force Majeure, as defined in Section 13.03 below; or

(ii) Any emergency action due to an adverse condition or disturbance on a Party’s system, or on any other system which requires automatic or manual interruption of the supply of electricity to some customers or areas in order to

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 59

limit the extent of, or damage caused by, the adverse condition or disturbance, or to prevent damage to generating or transmission facilities, or to expedite restoration of service, or to effect a reduction in service to compensate for an emergency condition on an interconnected system; or

(iii) The making of necessary inspections of, adjustments to, changes in, or repairs to a Party’s lines, substations or other facilities and in cases where the continuation of services would endanger persons or property.

(c) With respect to claims relating to the quality, continuity, reliability or price of electric service,

(i) Dominion Virginia Power shall not be liable to the Members or the member-consumers of the Members or any other persons or entities claiming through or against the Cooperatives or the Members for any expenses, damages, injuries or loss arising out of or resulting from the maintenance or operation of facilities, and the Cooperatives shall indemnify Dominion Virginia Power against such liability; and

(ii) the Cooperatives shall not be liable to the retail or wholesale customers of Dominion Virginia Power or any other persons or entities claiming through or against Dominion Virginia Power for any expenses, damages, injuries or losses arising out of or resulting from the operation or maintenance of the North Anna Facilities, and Dominion Virginia Power shall indemnify the Cooperatives against such liabilities.

With respect to all other claims, the Parties will share all expenses and liabilities in the same portions that they share ownership of the North Anna Facilities.

13.02 Responsibility on Either Side of Generator Interconnection Points and Delivery Points. No Party shall be responsible for the transmission, control, use or application

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 60

of electric power provided under this Agreement on another Party’s side of any Generator Interconnection Point or Delivery Point. Electricity is supplied by Dominion Virginia Power to Buyer upon the express condition that after it passes the Delivery Point it becomes the property of Buyer; and no Party, unless and except to the extent that such results from the negligence or misuse of the property on the part of its employees or agents, subject to limitations of Section 13.01, will be liable for loss or damage to any persons or property whatsoever, resulting directly or indirectly from the use, misuse, or presence of the said electricity, on another Party’s side of the Delivery Point or for any loss or damage resulting from the presence, character, or condition of the wires or equipment of the other Party, nor shall it be responsible for the inspection or repair of such wires or equipment.

13.03 Force Majeure. Dominion Virginia Power and the Cooperatives shall not be liable or responsible for any delay in the performance of, or the ability to perform, any duties or obligations required by this Agreement when such delay in performance or inability to perform results from a Force Majeure occurrence, except that the obligation to pay money in a timely manner shall not be subject to Force Majeure provisions. Force Majeure as used herein shall mean without limitation, the following: Act of God; strikes; lockouts or other industrial disturbances; acts of public enemies; orders, or absence of necessary orders and permits of any kind which have been properly applied for, from the Government of the United States or from any State or Territory, or any of their departments, agencies or officials, or from any civil or military authority; extraordinary delay in transportation; inability to transport; store or reprocess spent nuclear fuel; unforeseen soil conditions; equipment, material, supplies, labor or machinery shortages; epidemics; landslides; lightning; earthquakes; fire; hurricanes; tornadoes; storms; floods; washouts; drought; war; civil disturbances; explosions; breakage or accident to machinery, generation, transmission or distribution facilities, pipes or channels; partial or entire failure of utilities; breach of contract by any supplier, contractor, subcontractor, laborer or

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 61

material man; sabotage; injunction; blight; famine; blockade; quarantine; or any other similar cause or event not reasonably within the control of Dominion Virginia Power or the Cooperatives.

13.04 Remedy. A Party suffering an occurrence of Force Majeure shall remedy with all reasonable dispatch the cause or causes preventing such Party from carrying out its duties and obligations as required in this Agreement; provided, that the settlement of strikes, lockouts and other industrial disturbances affecting Dominion Virginia Power or Cooperative facilities shall be entirely within the discretion of that Party, and it shall not be required to make settlement of strikes, lockouts, or other industrial disturbances by acceding to the demands of the opposing party or parties when such course is unfavorable in the judgment of such employer.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 62

ARTICLE XIV

REPRESENTATIONS AND WARRANTIES

14.01 Representations and Warranties of Dominion Virginia Power. Dominion Virginia Power represents and warrants as follows:

(a) Dominion Virginia Power is a corporation duly incorporated and validly existing, in good standing, under the laws of Virginia, is duly qualified and authorized to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its actions makes such qualification necessary, and has the corporate power to carry on its business as now being conducted and possesses all Federal and State authority and local franchises necessary for the maintenance and operation of its properties and business with such minor exceptions as will not materially interfere with the maintenance and operation of the North Anna Facilities.

(b) Consummation of the transactions hereby contemplated and performance of this Agreement by Dominion Virginia Power will not result in violation of any laws, ordinances or governmental rules to which it is subject. Dominion Virginia Power either has obtained, or at the Effective Date shall have obtained, all necessary governmental approvals and consents in connection with the consummation by Dominion Virginia Power of the transactions hereby contemplated and the performance by it of this Agreement.

(c) The consummation of the transactions hereby contemplated and the performance by Dominion Virginia Power of this Agreement will not result in the breach of, or constitute a default under, the Articles of Incorporation or By-Laws of Dominion Virginia Power or any indenture (including the indenture of mortgage), mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument to which Dominion Virginia Power is a party or by which Dominion Virginia Power or its properties may be bound or affected, or result in the creation of any lien, charge, security interest or encumbrance upon any property of Dominion Virginia Power, and Dominion Virginia Power is not in default under any term of any such agreement or instrument.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 63

(d) Dominion Virginia Power is not a “registered holding company,” but is a “subsidiary company” of a registered holding company within the meaning of the Public Utility Holding Company Act of 1935; and Dominion Virginia Power is not, and is not directly or indirectly controlled by, or acting on behalf of any person which is, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(e) On the date hereof there exists, as to Dominion Virginia Power, no Event of Default or event or condition which, with the giving of notice or the lapse of time or both, would constitute as Event of Default.

14.02 Representations and Warranties of the Cooperatives.

Each of Old Dominion and New Dominion represents and warrants as follows:

(a) Each Cooperative is a utility aggregation cooperative duly incorporated and validly existing, in good standing, under the laws of Virginia, is duly qualified and authorized to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its actions make such qualification necessary, and has the corporate power to carry on its business as now being conducted and possesses substantially all Federal and State authority and local franchises necessary for the maintenance and operation of its properties and business with such minor exceptions as will not materially interfere with the maintenance and operation of the North Anna Facilities.

(b) Consummation of the transactions hereby contemplated and performance of this Agreement by the Cooperatives will not result in violation of any laws, ordinances, or governmental rules to which it is subject. Each Cooperative either has obtained, or at the Effective Date (or in the case of New Dominion, at the date it gives notice that it has undertaken the power purchase rights and obligations under this Agreement) shall have obtained, all

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 64

necessary governmental approvals and consents, in connection with the consummation by the Cooperatives of the transactions hereby contemplated and the performance by them of this Agreement.

(c) The consummation of the transactions hereby contemplated and the performance by the Cooperatives of this Agreement, the Purchase, Construction and Ownership Agreement and the Nuclear Fuel Agreement will not result in the breach of, or constitute a default under, the Articles of Incorporation or By-Laws of either Cooperative or any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument to which either Cooperative is a party or by which either Cooperative or its properties may be bound or affected, or result in the creation of any lien, charge, security interest or encumbrance upon any term of any such agreement or instrument.

(d) On the date hereof there exists, as to each Cooperative, no Event of Default or event or condition which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

(e) Each of the Members has entered into and will be bound by the Wholesale Power Contracts on the Effective Date.

(f) The Cooperatives solely are authorized to act for each and all of the Members in all communications, transactions and relationship with Dominion Virginia Power pursuant to this Agreement.

14.03 Conditions Precedent. On or prior to the Effective Date, each of the following conditions shall have been satisfied: (a) this Agreement shall have been accepted for filing by FERC, if necessary, (b) all representations and warranties in Sections 14.01 and 14.02 hereof shall be true with the same effect as though such representations and warranties had been made on and as of such date, and (c) each Party shall have performed all agreements on its part required to be performed on or prior to such date.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 65

ARTICLE XV

TERM OF AGREEMENT

15.01 Term. This Agreement shall become effective on the Effective Date. Unless earlier terminated pursuant to the provisions of Article XVII, this Agreement shall terminate upon the earlier of (1) the date on which the last of the North Anna Facilities is retired, (2) the date upon which Old Dominion’s ownership interest in the North Anna Facilities and Nuclear Fuel is reduced to zero, or (3) as otherwise agreed to by the Parties.

15.02 Early Termination of Specified Provisions. (a) Notwithstanding the foregoing Section 15.01, Sections 6.02 and 6.03 and Article VIII shall be effective from the Effective Date through October 31, 2010; provided that Buyer may terminate such provisions effective after providing at least twelve (12) months notice to Dominion Virginia Power at any time.

(b) Notwithstanding any other provision of this Agreement, Sections 6.02 and 6.03 and Article VIII of this Agreement shall terminate immediately upon written notice by Dominion Virginia Power if (i) either Old Dominion does not support or either Cooperative opposes Dominion Virginia Power’s applications to the Virginia State Corporation Commission and FERC for approval of the transfer of operational control of Dominion Virginia Power’s transmission facilities to PJM South and its related application for permission to join PJM; (ii) either Cooperative opposes Dominion Virginia Power’s application to the North Carolina Utilities Commission for approval of such transfer; (iii) Old Dominion does not support or either Cooperative opposes Dominion Virginia Power’s legislative initiative, if any, in the Virginia General Assembly designed to effect such transfer; or (iv) either Cooperative supports any legislative initiative in the Virginia General Assembly that would require Dominion Virginia Power’s generation to be placed under the regulation of the Virginia State Corporation Commission.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 66

(c) Notwithstanding any other provision in this Agreement, Sections 6.02, 6.03 and Article VIII of this Agreement shall terminate as of the effective date of any legislation by the Virginia General Assembly that was not actively opposed by Old Dominion or that was supported by either of the Cooperatives that results in Dominion Virginia Power’s generation being placed under the regulation of the Virginia State Corporation Commission.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 67

ARTICLE XVI

FILING WITH FERC

This Agreement shall be filed with FERC if necessary, with the request that it become effective on the Effective Date. If this Agreement is filed, the Cooperatives will join in Dominion Virginia Power’s request that this Agreement and the initial rates contained herein be accepted for filing with a suspension of no longer than one day and will support the other provisions of this Agreement. If FERC does not accept the provisions of this Agreement for filing or allows the contract to become effective only with changes or conditions which materially alter the Agreement (thereby defeating the intent of the Parties), then, notwithstanding any other provisions of this Agreement the Parties will make a good faith effort to re-negotiate this Agreement to make mutually acceptable changes to remedy any issues cited by FERC as reasons for its non-acceptance.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 68

ARTICLE XVII

DEFAULT

17.01 Event of Default. Each of the following shall be “Events of Default” under this Agreement:

(a) The failure of any Party to make any payment then due to another Party as required by this Agreement within thirty (30) days of the date when such payment became due and payable; provided, however, that no Party shall be in default for nonpayment of any amount due and payable hereunder to another Party that can be offset within 30 days after the date on which such amount became due and payable.

(b) Willful failure by any Party to perform any other obligation to another Party, other than obligations for the payment of money, provided that the defaulting Party shall have been given not less than sixty (60) days’ notice of such willful failure by the non-defaulting Party and such defaulting Party shall have failed to correct such default or shall have failed to use its reasonable best efforts to correct such default.

(c) Any of the following acts by a Party:

(i) the insolvency or bankruptcy of a Party or its inability or admission in writing of its inability to pay its debts as they mature, or the making of a general assignment for benefit of, or entry into any composition or arrangement with, its creditors other than Old Dominion’s, New Dominion’s or Dominion Virginia Power’s mortgagee, as the case may be; or

(ii) the application for, or consent (by admission of material allegations of a petition or otherwise) to, the appointment of a receiver, trustee or liquidator for any Party or for all or substantially all of its assets, or its authorization of such application or consent, or the commencement of any proceedings seeking such appointment against it without such authorization, consent or application, which proceedings continue undismissed or unstayed for a period of sixty (60) days; or

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 69

(iii) the authorization or filing by a Party of a voluntary petition in bankruptcy or application for or consent (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction or the institution of such proceedings against a Party without such authorization, application or consent, which proceedings remain undismissed or unstayed for 60 days or which result in adjudication of bankruptcy or insolvency within such time.

(iv) Failure to comply with the credit security or notice requirements of Section 10.07.

17.02 Dominion Virginia Power’s Rights on Default of a Cooperative. Whenever any Event of Default by a Cooperative shall have occurred and Dominion Virginia Power intends to require that the default be remedied, Dominion Virginia Power shall give the Cooperatives written notice to remedy the default. If the default shall not have been fully cured within thirty (30) days from the date of the notice, Dominion Virginia Power shall have the rights set forth herein, in addition to all other rights it may have at law or in equity.

(a) Where the default is a failure to pay money when due:

(i) Subject to the limitations contained in the Federal Power Act or regulations duly promulgated thereunder, Dominion Virginia Power may, 30 days after delivery to the Cooperatives and the Members of written notice of termination, terminate all service under this Agreement. Notwithstanding such termination, Dominion Virginia Power shall be authorized to continue to operate, maintain and fuel the North Anna Facilities and to schedule and dispatch the

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 70

capacity and energy from such North Anna Facilities. In the event this provision is invoked Dominion Virginia Power shall maintain an accurate record of all the benefits, including but not limited to the capacity and energy from Old Dominion’s ownership interest in the North Anna Facilities, and costs of such continued operation, maintenance and fueling to provide for a reasonable settlement following removal of the default.

(ii) Failure of a Cooperative to make any payment on the date required under this Agreement shall obligate the Cooperatives to pay to Dominion Virginia Power (a) the unpaid amount, (b) interest on the unpaid amount at the Special Interest Rate from the date such payment was due until the amount is paid and (c) the reasonable expenses incurred by Dominion Virginia Power in collecting the unpaid amount.

(iii) Where a default under Article XV of the Purchase, Construction and Ownership Agreement shall have otherwise permitted Dominion Virginia Power to purchase all or a portion of Old Dominion’s ownership interest in the North Anna Facilities (as those terms are defined in the Purchase, Construction and Ownership Agreement) any amount in default hereunder shall be offset against the purchase price to be paid to Old Dominion.

(b) Where the default is the willful failure by a Cooperative to perform an obligation hereunder other than the obligation to pay money when due, Dominion Virginia Power may take any lawful action that will remedy the default or mitigate its effects, and the Cooperatives shall, upon demand by Dominion Virginia Power, pay reasonable losses or damages incurred by Dominion Virginia Power as a direct and proximate result of the default and all expenses incurred by Dominion Virginia Power in remedying the default or mitigating its effects, together with interest at the Special Interest Rate on that amount until the total amount is paid. A failure by a Cooperative to make payment hereunder shall constitute a default under Section 17.01(a) and give rise to the remedies available under Section 17.02(a).

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 71

(c) Where the default is any of the acts set forth in Section 17.01(c), Dominion Virginia Power shall have the right to take any lawful action, including termination of this Agreement, that Dominion Virginia Power determines to be necessary to minimize its losses or enhance its prospects of recovery of amounts due and to become due to it.

17.03 The Cooperatives’ Rights on Default of Dominion Virginia Power. Whenever any Event of Default by Dominion Virginia Power shall have occurred and a Cooperative intends to require that the default be remedied, such Cooperative shall give Dominion Virginia Power written notice to remedy the default. If the default shall not have been fully cured within thirty (30) days from the date of the notice, the Cooperatives shall have the rights set forth herein, in addition to all other rights it may have at law or in equity.

(a) Where the default is a failure to pay money when due, the Cooperatives shall have the right to withhold from Dominion Virginia Power payment of their obligations hereunder to the extent of the amount in default plus interest at the Special Interest Rate thereon until the amount is paid.

(b) Where the default is the willful failure by Dominion Virginia Power to perform an obligation hereunder other than the obligation to pay money when due, the Cooperatives may take any lawful action that will remedy the default or mitigate its effects, and Dominion Virginia Power shall, upon demand by a Cooperative, pay reasonable losses or damages incurred by such Cooperative as a direct and proximate result of the default and all expenses incurred by such Cooperative in remedying the default or mitigating its effects, together with interest at the Special Interest Rate on that amount until the total amount is paid. A failure by Dominion Virginia Power to make payment hereunder shall constitute a default under Section 17.01(a) and give rise to the remedies available under Section 17.03(a).

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 72

(c) Where the default is any of the acts set forth in Section 17.01(c), the Cooperatives shall have the right to take any lawful action, including termination of this Agreement, that the Cooperatives determine to be necessary to minimize their losses or enhance their prospects of recovery of amounts due and to become due to either or both of them.

17.04 Disputes Concerning Default. In the event that any Party shall dispute an asserted default by it, such Party shall pay the disputed payment or perform the disputed obligations, but may do so under protest. The protest shall be in writing, shall precede or accompany the disputed payment or performance of the disputed obligations, shall specify the reasons upon which the protest is based and shall be delivered to the other Parties hereunder. In the event it is determined that the protesting Party is entitled to a refund of all or any portion of a disputed payment or payments, or is entitled to reimbursement of the cost of performing a disputed obligation theretofore made or performed, then the protesting Party shall be reimbursed such amount with interest at the Regular Interest Rate for the period involved.

17.05 Additional Obligations. With respect to any Party as to which an Event of Default has occurred, such Party shall use its best efforts to take any and all such further actions and shall execute and file, where appropriate, any and all such further legal documents and papers as may be reasonable under the circumstances in order to facilitate the carrying out of this Agreement or otherwise effectuating its purpose, including but not limited to action to seek any required governmental or regulatory approval and to obtain any other required consent, release, amendment or other similar document.

17.06 Injunctive Relief. The Parties hereto agree and acknowledge that the failure of a Party to perform any of its obligations under this Agreement, including the execution of legal documents which may be reasonably requested as set forth in this Article XVII, would cause irreparable injury to the other Parties and that the remedy at law for any violations or threatened

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 73

violation thereof would be inadequate, and agree that the other Parties, as appropriate, shall be entitled to a temporary or permanent injunction or other equitable relief specifically to enforce such obligation without the necessity of proving the inadequacy of its legal remedies.

17.07 No Remedy Exclusive. No remedy conferred upon or reserved to the Parties hereto in this Article XVII is intended to be exclusive of any other remedy or remedies available hereunder or now or hereafter existing at law, in equity, or by statute or otherwise, but each and every such remedy shall be cumulative and shall be in addition to each other such remedy. The pursuit by any Party of any specific remedy shall not be deemed to be an election of that remedy to the exclusion of any other or others, whether provided hereunder or by law, equity or statute.

17.08 Agreement to Pay All Costs to Cure Default.

(a) A late payment charge during periods of default shall accrue on any amount in default at an annual rate equal to that of the Special Interest Rate.

(b) If an Event of Default should occur and a Party not in default should employ attorneys or incur other expenses for the collection of any payment or the enforcement of performance or observation of any condition or obligation on the part of the defaulting Party or for the exercise of any other remedy hereunder, the defaulting Party agrees that it will on demand therefor reimburse the other Parties as appropriate for their reasonable expenses of such attorneys and such other expenses incurred. No default shall be deemed cured until all costs payable under this Article XVII, including any attorneys’ fees incurred by the Parties not in default, and payments pursuant to this Agreement shall have been paid or reimbursed by the defaulting Party.

17.09 General Covenant by the Parties. Each Party hereto covenants and agrees that if any event shall occur or condition exist which constitutes, or which after notice, lapse of time or both, would constitute an Event of Default on its part pursuant to this Article XVII, it shall immediately notify the other Parties thereof, specifying the nature thereof and any action taken or proposed to be taken with respect thereto.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 74

ARTICLE XVIII

MISCELLANEOUS

18.01 No Delay. Except as specially set forth in Sections 17.02(a) and 17.03(a), herein, no disagreement or dispute of any kind among the Parties to this Agreement or between a Party and any other entity, concerning any matter, including, without limitation, the amount of any payment due from said Party or the correctness of any billing made to the Party, shall permit any Party to delay or withhold any payment or the performance of any other obligation pursuant to this Agreement. Each Party shall promptly and diligently undertake to resolve such disagreement or dispute without undue delay and in good faith.

18.02 Further Documentation. From time to time after the execution of this Agreement, the Parties hereto shall, within their legal authority, execute other documents as may be necessary, helpful or appropriate to carry out the terms of this Agreement.

18.03 Notice. Any notice, request, consent or other communication permitted or required by this Agreement (other than payments as provided in Section 10.04) shall be in writing and shall be deemed given when delivered by hand or (unless otherwise required by the terms of this Agreement) when deposited in the United States Mail, first class, postage prepaid, and if to Dominion Virginia Power, addressed to:

Director – Power Contracts

Virginia Electric and Power Company

5000 Dominion Boulevard

Glen Allen, Virginia 23060

if to New Dominion, addressed to:

President and Chief Executive Officer

New Dominion Energy Cooperative

4201 Dominion Boulevard

Glen Allen, Virginia 23060

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 75

and if to Old Dominion, addressed to:

President and Chief Executive Officer

Old Dominion Electric Cooperative

P. O. Box 2310

Glen Allen, Virginia 23058-2310

unless a different officer or address shall have been designated by the respective Party by notice in writing sent to the other Party hereto.

18.04 Headings Not to Affect Meaning. The descriptive headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms and provisions hereof.

18.05 No Association, Trust, Joint Venture or Partnership; Tax Matters.

Notwithstanding any provision of this Agreement, the Parties do not intend to create hereby any association, trust, joint venture or partnership under the laws of Virginia, although the Parties acknowledge that the ownership and operation of the North Anna Facilities may constitute a partnership for tax purposes. If it should appear that one or more changes to this Agreement would be required in order to avoid the creation or terminate the existence of any such entity, the Parties agree to negotiate promptly and in good faith with respect to such changes. Dominion Virginia Power and the Cooperatives hereby agree that they will all elect to exclude the arrangement created by this Agreement from the application of Subchapter K of the Internal Revenue Code of 1954, as amended, and execute all documents required by any Party to effect that result.

18.06 Assignment. Except as provided herein, no Party shall assign this Agreement or its rights hereunder without the prior written consent of the other Parties, which consent may not be unreasonably withheld. Any assignment of this Agreement in violation of this Article XVIII shall be, at the option of the non-assigning Parties, void.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 76

(a) A Party (the “Assigning Party”) may, without the consent of the other Parties:

(i) transfer, sell, pledge, encumber or assign this Agreement or the accounts, revenues or proceeds hereof in connection with any financing, refinancing or similar financial arrangement, including or pursuant to the exercise of remedies under such financing or refinancing; provided that the Assigning Party shall not thereby be relieved or in any way discharged from the performance of its duties and obligations under this Agreement;

(ii) transfer or assign all or part of this Agreement to an affiliate of the Assigning Party which affiliate’s creditworthiness is equal to or higher than that of the Assigning Party based either on Standard and Poor’s or Moody’s ratings or, if the affiliate does not have a such a rating, on credit assurances reasonably acceptable to the non-assigning Party; or

(iii) transfer or assign its rights and obligations under this Agreement to any person or entity (the Assignee) succeeding to all or substantially all of the Assigning Party’s assets (or, in the case of Dominion Virginia Power, a person or entity succeeding to all or substantially all of its generating assets), provided that the Assignee’s creditworthiness is equal to or higher than that of the Assigning Party and it is financially and operationally capable of performing its obligations under this Agreement.

(b) An assignment or transfer pursuant to Sections 18.06(a)(i) or (ii) may be made only if:

(i) any required regulatory approvals are obtained in connection with such transfer or assignment;

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 77

(ii) the Assignee agrees in writing to be bound by the terms and conditions of this Agreement;

(iii) the Assigning Party delivers such tax and enforceability assurance as the non-assigning Parties may reasonably request; and

(iv) the non-assigning Parties are not obligated to perform their obligations hereunder in favor of the Assignee to the extent the Assignee shall not perform the obligations of the Assigning Party.

(c) No transfer or assignment of rights or obligations under this Agreement shall relieve the Assigning Party from full liability and financial responsibility for the performance thereof after any such transfer or assignment in the event of non-performance by the Assignee unless and until the Assignee agrees in writing to assume the obligations and duties of the Assigning Party under this Agreement and the non-assigning Parties have consented in writing to such assumption, said consent not to be unreasonably withheld.

(d) If any Party terminates its existence as a corporate entity by merger, acquisition, sale, consolidation or otherwise, or if all or substantially all of such Party’s assets are transferred to another person or business entity, without complying with this Section 18.06, the other Parties shall have the right, enforceable in a court of competent jurisdiction, to enjoin the first Party’s successor from using the property in any manner that interferes with, impedes, or restricts such other Parties’ ability to carry out their ongoing business operations, rights and obligations.

(e) This Article and all of the provisions hereof are binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

18.07 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 78

18.08 Severability. In the event any of the terms, covenants or conditions of this Agreement or amendments thereof or the application of any such term, covenant or condition or amendment thereof shall be held invalid as to a Party or circumstance by any court or governmental agency having jurisdiction, all of the other terms, covenants and conditions of this Agreement and amendments thereof shall not be affected thereby and shall remain in full force and effect.

18.09 Applicable Law. This Agreement is made under and shall be governed by the laws of the Commonwealth of Virginia.

18.10 No Waiver. The failure of any Party to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other Parties of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of such Parties thereafter to enforce each and every such provision.

18.11 Computation of Time. In computing any period of time prescribed or allowed under this Agreement, the day on which the act or event occurs after which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included if it is a business day; if it is not a business day, the period shall run until the end of the next day which is a business day.

18.12 Survivorship of Obligations. The termination of this Agreement shall not discharge any Party hereto from any obligations it owes to the other Parties under this Agreement by reason of any transaction, loss, cost, damage, expense or liability which shall occur or arise (or the circumstances, events or basis of which shall occur or arise) prior to such termination. It is the intent of the Parties hereby that any such obligation owed (whether the same shall be known or unknown at the termination of this Agreement or whether the circumstances, events, or basis of the same shall be known or unknown at the termination of this Agreement) shall survive the termination of this Agreement.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 79

18.13 Executive Committee. An Executive Committee, consisting of the Chief Executive Officer and the Chief Operating Officer of Dominion Virginia Power, or their designees, and the President of Old Dominion, or his designees, shall meet from time to time for the purpose of resolving disputes arising from the activities of the North Anna Operating Committee and the Planning and Administration Committee established pursuant to Sections 2.01 and 3.01, respectively, of this Agreement.

18.14 Entire Agreement. This Agreement, the Purchase, Construction and Ownership Agreement, and the Nuclear Fuel Agreement together with appendices and exhibits incorporated by reference, shall constitute the entire understanding among the Parties hereto, pertaining to the subject matter contained herein as of the date on which this Agreement is executed. No Party hereto has relied, nor will rely, upon any previous oral or written representation or previous oral or written information made or given to such Party by the other Parties hereto or any representative of or anyone on the behalf of the other Parties hereto.

18.15 Non-Exclusive Agreement. Subject to the limitations in this Agreement, Dominion Virginia Power and the Cooperatives shall have the right at all times to execute interconnection agreements with any other person on the same or different terms and conditions as those stated herein, but no such other agreement shall diminish any rights of the other Parties hereunder.

18.16 Relationship of the Parties. The duties, obligations, and liabilities of Dominion Virginia Power on the one hand and both Cooperatives on the other hand are intended to be several and not joint or collective. The Cooperatives shall be jointly and collectively responsible for the duties, obligations and liability of each of the Cooperatives to Dominion Virginia Power as provided herein. Dominion Virginia Power shall not have the right or power to bind the

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 80

Cooperatives, except as expressly provided in this Agreement. The Cooperatives shall not have the right or power to bind Dominion Virginia Power, except as expressly provided in this Agreement.

18.17 Singular and Plural. Throughout this Agreement, whenever any word in the singular number is used, it should include the plural unless the context otherwise requires; and whenever the plural number is used, it shall include the singular, unless the context otherwise requires.

18.18 Good Faith. The Parties hereto expressly agree that every obligation undertaken in this Agreement will be performed in good faith.

18.19 Merger of Documents. All understandings and agreements, written or oral, among the Parties prior to the Effective Date, with respect to the matters herein contained, including the Interconnection and Operating Agreement, have been superseded in all respects by this Agreement, and all such understandings and agreements prior to the Effective Date are null and void and of no effect whatsoever.

18.20 Limitations of Parties’ Rights to Seek Regulatory Review. Except as otherwise provided in this Agreement, absent agreement of the Parties to a proposed change, the standard of review for changes to this Agreement proposed by a Party, a non-Party or the Federal Energy Regulatory Commission acting sua sponte shall be the “public interest” standard of review set forth in United Gas Pipe Line Co. v. Mobile Gas Service Corp., 350 U.S. 332 (1956) and Federal Power Commission v. Sierra Pacific Power Co., 350 U.S. 348 (1956) (the “Mobile-Sierra” doctrine).

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 81

ARTICLE XIX

AMENDMENT

This Agreement may not be orally amended, modified, or terminated, nor may any obligation hereunder be waived orally. Any amendment shall be in writing, and shall be signed by the Chief Executive Officer or the President of Dominion Virginia Power or the person either of them may designate in writing, by the President and CEO of New Dominion, or the person he may designate in writing and by the President and CEO of Old Dominion, or the person he may designate in writing, and must be approved by the Board of Directors of Old Dominion, New Dominion and Dominion Virginia Power subject to any required regulatory approval.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 82

IN WITNESS WHEREOF, the Parties have caused this amended and restated Agreement to be executed by their duly authorized officers as of the day and year first above written.

VIRGINIA ELECTRIC AND POWER COMPANY

By
E. Paul Hilton
Senior Vice President

OLD DOMINION ELECTRIC COOPERATIVE

By
Jackson E. Reasor, Jr.
President and CEO

NEW DOMINION ENERGY COOPERATIVE

By
Jackson E. Reasor, Jr.
President and CEO

Issued by:	Gregory J. Morgan	Effective:
Managing Director of Energy Supply
Issued on:

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 83

APPENDIX A

COMMON FACILITIES

All property of Dominion Virginia Power in the following accounts on Dominion Virginia Power’s books of account that is within the definition of Common Facilities as well as the Construction Work in Progress and the Completed Construction Not Classified related thereto:

FERC ACCOUNT	DESCRIPTION
320	Land and Land Rights
321	Structures & Improvements

Clearing
Water System
Storm Sewers
Sanitary Sewers
Fire Protection
Fuel Oil Storage
RR Track
Yard
Yard Lighting
Boat Dock
Rifle Range
Gun Towers
Medical Classroom
Condensate Fill Pump Station
Auxiliary Building
Turbine Building
Turbine Outage Building
Office Building
Screenwell Structure
Vacuum Priming Pump House
Fuel Building
Fuel Oil Pump House
Yard Crane
Water Treatment Building
Service Building
Weather Towers
Meteorological Towers
Security Building
Security Control Center
Dam
Reservoirs
Spillways
Dikes

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 84

Service Water Pump House
Decontamination Building
Waste Disposal Building
Roadways
Walkways
Parking Lots

322	Reactor Plant Equipment

Boron Recovery System
Moving Platform Spent
Fuel Pit
Fuel Building Cranes
Decontamination Cranes
Fuel Receiving Equipment
Spent Fuel Racks
Reactor Cavity Purification
Radioactive Waste Treatment
and Disposal System
Liquid Waste Solidification System
Waste Disposal Evaporator
Radioactive Gaseous Waste
Radioactive Solid Waste
Decontamination System
Raw Water Supply System
Condensate Storage Tank
Auxiliary Boiler System

323	Turbo-Generator Equipment

Service Water Pump House Equipment
Bearing Cooling Water Tower
Turbine Room Crane

324	Accessory Electric Equipment

Screenwell Area Transformers and Equipment
Reserve Station Transformer
Bearing Cooling Tower Switch Boards

325	Miscellaneous Power Plant Equipment

Compressed Air systems
Miscellaneous Shop Equipment
Machine Shop Equipment
Laboratory Testing Equipment
Office Furniture and Equipment
Other General Station Equipment

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 85

Weather Station Equipment
Marine Equipment
Kitchen Equipment
Fire Protection Equipment
Plant Communications
Telephone System
Security Equipment
Radiation Monitoring Equipment
Gasoline Storage Equipment

352	Transmission Structures and Improvements

353	Transmission Station Equipment

390	Structures and Improvements

Visitors Information Center

391	Office Furniture and Equipment

392	Transportation Equipment

COMPLETED CONSTRUCTION NOT CLASSIFIED

PROJECT NO.	DESCRIPTION

CONSTRUCTION WORK IN PROGRESS

PROJECT NO.	DESCRIPTION

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 86

APPENDIX B

MAJOR SPARE PARTS

B.01 Description of Major Spare Parts. Those major items, each costing more than $100,000, as follows:

Quantity	Item	Serial Number
1	Motor Charging Pump	17528LN01
1	Motor Charging Pump	17528LN02
1	RCP Motor S/N 35-81P355	3S-81P355
1	Low Head Safety INJ Pump Motor	17538LN01
1	2B LP Rotor	TN12763
15	2B LP Rotor	TN12763
2	LP Rotor Discs Spare	23A3932
2	LP Rotor Discs Spare	23A3932
2	LP Rotor Discs Spare	23A3932
10	LP Rotor Blades Spare	23A3932
4	LP Rotor Discs Spare	23A3932
1	LP Rotor Shaft Spare	23A3932
4	LP Rotor Blades Spare	23A3932
2	Spare Blade Rows 1A Rotor	23A3932
10	2B LP Rotor Turbine Disc	TN12763

Major Spare Parts shall also include any other major items that the Parties agree (i) to keep in inventory and (ii) to designate as Major Spare Parts for possible use in replacing similar items in units located not only at the North Anna Nuclear Power Station but also at other power stations. Such designation shall state the units that the Major Spare Part is designated to serve.

B.02 Old Dominion’s Percentage Ownership Interest in Major Spare Parts.

(a) Except as otherwise modified by the operation of Sections 15.03, 16.01 or 16.02 of the Purchase, Construction and Ownership Agreement, Old Dominion shall own its Old Dominion’s Percentage Ownership Interest in any Major Spare Part until such Major Spare Part is used in a unit other than the Units. Upon use in any such unit, Dominion Virginia Power shall purchase such Major Spare Part from Old Dominion in accordance with B.04 hereof.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 87

(b) Dominion Virginia Power agrees to pay carrying charges, if any, with respect to each Major Spare Part equal to (i) Old Dominion’s Percentage Ownership Interest, less (ii) the sum of Old Dominion’s Percentage Ownership Interest in any Unit that the Major Spare Part serves, divided by the total number of units served by the Major Spare Part.

(c) It is the intention of the Parties that the formula be reapplied at any time that the number of units served by any Major Spare Part or Old Dominion’s Percentage Ownership Interest changes for any reason. In any case where ownership interest of the Parties are adjusted, the provisions of Section 16.04 of the Purchase, Construction and Ownership Agreement shall apply and appropriate payment shall be made pursuant to Section B.04 hereof.

B.03 Ownership Responsibilities – Major Spare Parts. Dominion Virginia Power may make use of any Major Spare Part in any of the units at the North Anna Nuclear Power Station or other power stations for which such parts have been designated to serve in accordance with Section B.01 hereof and in accordance with the following conditions:

A.	If at any time a unit at the North Anna Nuclear Power Station or other power Stations has need of a Major Spare Part to replace any part of an equivalent item that has been damaged, such Major Spare Part may be used in such unit; provided that another unit (for which the part has been designated in accordance with Section B.01 hereof) located at either station had not been damaged earlier and made prior claim to use such Major Spare Part.

B.	When a Major Spare Part is used in any unit, Dominion Virginia Power and Old Dominion shall have an obligation either to (i) repair such damaged item or (ii) to acquire a new item in place of the damaged item, as expeditiously as possible, and to return it to the original location of the Major Spare Part that was used. Payment therefore will be in accordance with Section B.04 hereof.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 88

Any time than any Major Spare Part is used in any unit other than the Units, Dominion Virginia Power shall be obliged to make payment to Old Dominion. The adjustment of ownership interest at the time a Major Spare Part is used shall conform, in all respects, to the provisions of Section 16.04 of the Purchase, Construction and Ownership Agreement.

B.04 Cost Responsibilities – Major Spare Parts. Cost and payment responsibilities of the Parties for the Major Spare Parts shall be determined in accordance with the following:

A.	Subject to the provisions of Section B.04 (D) hereof, the responsibility of the Parties for any New Investment or costs for any Major Spare Part will be shared in proportion to the Parties then current ownership interest in that Major Spare Part.

B.	Dominion Virginia Power shall pay carrying charges on the interest stated in Section B.02(b), based upon the same principles under which carrying charges are paid pursuant to this Appendix B, excluding cancellation costs, taxes payable at closing and deferred taxes set forth in Exhibit N of the Purchase Agreement and the 15 percent mark-up reflected therein, while reflecting Old Dominion’s actual cost of capital used to finance such Major Spare Parts, rather than 11%.

C.	Upon the use of any Major Spare Part in a non-North Anna unit, Dominion Virginia Power shall pay Old Dominion the amount necessary so that Old Dominion’s net investment as reflected on Old Dominion’s books in that Major Spare Part is $0. Upon the use of any Major Spare Part in a Unit, Dominion Virginia Power will cease paying carrying charges pursuant to Section B.02(b) on that Major Spare Part until a replacement Major Spare Part is acquired. The provisions of Section 16.04 of the Purchase, Construction and Ownership Agreement shall apply to any adjustment under that Section.

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 89

D.	The parties shall pay for any replacement Major Spare Part, subject to the next sentence, in proportion to their respective ownership interests in the unit in which the Major Spare Part was used, but the investment attributed to the replacement Major Spare Part when such is designated as a Major Spare Part shall be equal to the dollar amount initially invested in the Major Spare Part that was used in the Unit needing that part. Accordingly, when the repaired or replacement part is designated a Major Spare Part, a payment shall be made to the appropriate Party so that the then resulting investment of the Parties in the Major Spare Part shall be equal to the investment of the Parties in the Major Spare Part that was used in the Unit needing that part.

E.	Upon any adjustment in Old Dominion’s Percentage Ownership Interest in any Major Spare Part pursuant to Section B.02(c), payment shall be made to the Party whose ownership interest decreased, so that the percentage investment (including all cost components comprising New Investment, undepreciated) of each Party shall be equal to that Party’s percentage ownership interest in the respective Major Spare Part.

B.05 Hypothetical Illustration.

Hypothetical Illustration of Cost Responsibility

Associated with Ownership, Use and Replacement

Of Major Spare Parts Pursuant to Exhibit C

1.	Major Spare Part – Net Investment		$10,000.00
2.	Ownership Responsibility	Dominion Virginia Power 88.4%	$8,840,000
		Old Dominion 11.6%	$1,160,000

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 90

	Case (1)	Major Spare Part Utilized at the
		Surry Nuclear Power Station
		- Replacement Costs More

1.	Payment to Old Dominion at the time Major Spare Part is taken from its storage location			$1,160,000

2.	Cost of replacement (FOB) paid by Dominion Virginia Power (100%)			$20,000,000

3.	Payment by Old Dominion at the time Major Spare Part is replaced in its original location			$1,160,000

4.	Net Investment in the Major Spare Part for computation of cost responsibility when such part is next utilized			$10,000,000

	Case (2)	Major Spare Part Utilized at the
		North Anna Nuclear Power Station
		- Replacement Costs More

1.	No payment at the time Major Spare Part is taken from its storage location		$

2.	Cost of replacement (FOB) paid by:
	Dominion Virginia Power (88.4% x $20,000,000)			$17,680,000
	Old Dominion (11.6% x $20,000,000)			$2,320,000

3.	Net Investment in the Major Spare Part for computation of cost responsibility when such part is next utilized			$10,000,000

	Case (3)	Major Spare Part Utilized at the
		Surry Nuclear Power Station
		- Replacement Costs Less

1.	Payment to Old Dominion at the time Major Spare Part is taken from its storage location			$1,160,000

2.	Cost of replacement (FOB) paid by Dominion Virginia Power (100%)			$5,000,000

3.	Payment by Old Dominion at the time Major Spare Part is replaced in its original location			$1,160,000

4.	Net Investment in the Major Spare Part for computation of cost responsibility when such part is next utilized			$10,000,000

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 91

	Case (4)	Major Spare Part Utilized at the
		North Anna Nuclear Power Station
		- Replacement Costs Less

1.	No payment at the time Major Spare Part is taken from its storage location		$

2.	Cost of replacement (FOB) paid by:
	Dominion Virginia Power (88.4% x $5,000,000)			$4,420,000
	Old Dominion (11.6% x $5,000,000)			$580,000

3.	Net Investment in the Major Spare Part for computation of cost responsibility when such part is next utilized			$10,000,000

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 92

APPENDIX C

NORTH ANNA UNIT 1

All property of Dominion Virginia Power appearing in the following accounts on Dominion Virginia Power’s books of account that is defined as North Anna Unit 1 in this Agreement as well as the Construction Work in Progress and the Completed Construction Not Classified related thereto:

FERC ACCOUNT	DESCRIPTION
321	Structures and Improvements
322	Reactor Plant Equipment
323	Turbogenerator Units
324	Accessory Electric Equipment
325	Miscellaneous Power Plant Equipment

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 93

APPENDIX D

NORTH ANNA UNIT 2

All property of Dominion Virginia Power appearing in the following accounts on Dominion Virginia Power’s books of account that is defined as North Anna Unit 2 in this Agreement as well as the Construction Work in Progress and the Completed Construction Not Classified related thereto:

FERC ACCOUNT	DESCRIPTION
321	Structures and Improvements
322	Reactor Plant Equipment
323	Turbogenerator Units
324	Accessory Electric Equipment
325	Miscellaneous Power Plant Equipment

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 94

APPENDIX E

MEMBERS

BARC Electric Cooperative

Millboro, VA

Community Electric Cooperative

Windsor, VA

Mecklenburg Electric Cooperative

Chase City, VA

Northern Neck Electric Cooperative

Warsaw, VA

Northern Virginia Electric Cooperative

Manassas, VA

Prince George Electric Cooperative

Waverly, VA

Rappahannock Electric Cooperative

Fredericksburg, VA

Shenandoah Valley Electric Cooperative

Mt. Crawford, VA

Southside Electric Cooperative

Crewe, VA

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Managing Director of Energy Supply
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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 95

APPENDIX F

SUPPORT FACILITIES

F.01 Definition of Support Facilities. At the Effective Date, the following shall be the Support Facilities:

ELECTRIC PLANT IN SERVICE

FERC ACCOUNT	DESCRIPTION
353	Transmission Station Equipment

Telemetering Equipment

COMPLETED CONSTRUCTION NOT CLASSIFIED

PROJECT NO.	DESCRIPTION
99-0182	Surry Nuclear Training Simulator
99-0313	Personnel Radiation Monitoring Exposure System
99-2291	Nuclear Station Emergency Plan
Total Completed Construction Not Classified

CONSTRUCTION WORK IN PROGRESS

PROJECT NO.	DESCRIPTION

Thereafter, Support Facilities shall mean all those North Anna Facilities, wherever situated, including, but not limited to, both real and personal property, exclusive of Nuclear Fuel, Operating Inventory and Major Spare Parts, which are purchased, leased or otherwise obtained for the construction, operation and maintenance of one or more Unit(s) located at the North Anna Nuclear Power Station and one or more nuclear Unit(s) located at Dominion Virginia Power Surry Nuclear Power Station or at such other location as Dominion Virginia Power may have an interest in any nuclear facility and are listed in the following accounts in accordance with the Uniform System of Accounts:

	Plant In Service Acct. 101	CCNC Acct. 106
321 – Structures and Improvements
325 – Miscellaneous Power Plant Equipment
353 – Transmission Station Equipment
397 – Communication Equipment

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Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 96

Construction Work in Progress

F.02 Old Dominion’s Percentage Ownership Interest in Support Facilities. (a) Except as otherwise modified by the operation of Sections 15.03, 16.01 or 16.02 of the Purchase, Construction and Ownership Agreement, Old Dominion’s Percentage Ownership Interest in any Support Facility shall be an undivided ownership interest determined in accordance with the following formula:

SFOI =	Sum of Old Dominion Percentage Ownership Interests in all Units that the Support Facility serves
Number of units served by Support Facility

(b) It is the intention of the Parties that the formula be reapplied at any time that the number of units served by any Support Facility changes for any reason. In any case where ownership interest of the Parties are adjusted, the provisions of Section 16.04 of the Purchase, Construction and Operating Agreement, shall apply and appropriate payment shall be made pursuant to Section F.03 hereof.

F.03 Investment and Cost Responsibilities of the Parties for Support Facilities. The investment and cost responsibilities of the Parties for any Support Facility will be shared in proportion to the Parties’ then current ownership interest in that Support Facility. Upon any

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 97

adjustment in Old Dominion’s Percentage Ownership Interest in any Support Facility, payment shall be to the Party whose ownership decreased, so that the percentage investment (including all cost components comprising New Investment, undepreciated) of each Party shall be equal to that Party’s percentage ownership interest in the respective Support Facility.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 98

APPENDIX G

MONTHLY RESERVE ENERGY CHARGES

For the period after the termination of Article VIII, the Monthly Reserve Energy Charge shall be determined annually based on the projected energy costs of designated Dominion Virginia Power peaking units operating at the time and included in the production cost model used by Dominion Virginia Power to develop its annual corporate budget, subject to an annual true-up on fuel costs (including H&A), in accordance with the provisions stated below. The projected energy costs shall include fuel, H&A, and variable O&M expenses. The Monthly Reserve Energy Charge determined in this section shall be applicable to all Old Dominion Reserve Energy supplied by Dominion Virginia Power.

	RECe	=	RECRe + VOMr

Where:	RECRe	=	Projected Monthly Reserve Energy Charge rate based on projected fuel cost (including H&A) for designated peaking units on a $/kWh Basis

	RECe	=	Projected Monthly Reserve Energy Charge

r
VOMr	=	S	[projected year’s peaking units’ total O&M cost
		Rdpu = 1	- projected year’s peaking units’ fuel and H&A cost]

r
x 0.35	÷ S	Projected Year’s Peaking Units’ Energy
Rdpu

Rdpu = designated peaking units index
r = total number of peaking units

For the Monthly Reserve Energy Charge annual true-up, Dominion Virginia Power’s twelve month ending report entitled “Dominion Virginia Power – Fuels Consumed Within Power Stations” for each respective year will be used to determine the actual fuel costs of the designated Dominion Virginia Power peaking units. The amount of refund or credit due to the respective Party shall be determined as follows:

	RECD =	REa x (RECRe - FRECa)

Where:	RECD =	Amount of Monthly Reserve Energy Charge adjustment

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 99

REa	=	Actual Annual Old Dominion Reserve Energy

FRECa	=	Monthly Reserve Energy Charge rate based on actual fuel cost (including H&A) for designated peaking units on a $/kWh basis.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 100

APPENDIX H

DETERMINATION OF OLD DOMINION RESERVE ENERGY

I.	Old Dominion Reserve Energy is equal to:

		(a)	Old Dominion Monthly North Anna Energy that would have been produced for the month were the Old Dominion Monthly North Anna Capacity fully available all month,

	Plus	(b)	Old Dominion Monthly Accredited Non-firm Energy that would have been produced for the month were the Old Dominion Monthly Accredited Non-firm Capacity fully available all month,

	Less	(c)	Old Dominion Monthly Accredited Non-firm Energy that could have been produced but was not produced for economic dispatch reasons,

	Less	(d)	Old Dominion Monthly North Anna Energy,

	Less	(e)	Old Dominion Monthly Accredited Non-Firm Energy,

	Less	(f)	Displacement Reserve Energy.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 101

APPENDIX I

CHARGES FOR RESERVE CAPACITY

Charges for Buyer’s purchases of Reserve Capacity from Dominion Virginia Power shall be calculated according to the following provisions, subject to approval of these terms, conditions and charges by FERC:

The Reserve Capacity Charge shall be determined in accordance with Section 9.01 of this Agreement.

The Reserve Capacity Charge shall be as set forth below:

Old Dominion Reserve Capacity - North Anna (a)	Kw
Old Dominion Reserve Capacity - Clover (a)	Kw
Reserve Capacity Charge per Kw:

The Reserve Capacity Charge shall be determined based on designated Dominion Virginia Power-owned peaking units. The Reserve Capacity Charges are set forth below:

Reserve Capacity Charge per Kw:

the period beginning with the Effective Date and continuing through Calendar Year 2005

$3.948/Kw - month

The rate for the Calendar Year 2005 above will continue thereafter until either Party gives the other Party six months written notice to change the rate.

The above Reserve Capacity Charges are exclusive of ancillary service charges which shall be paid pursuant to the Open Access Transmission Tariff.

[Note (a): Old Dominion Reserve Capacity will be adjusted from time to time to reflect adjustments to the System Reserve Margin and to reflect the current rated capability of the generator units.]

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 102

APPENDIX J

CAPABILITY TABLE FOR MARSH RUN AND LOUISA FACILITIES

Unit Name	Summer (June-September)				Other Months				Variable O&M $/Mwhr	Start Up Cost $/Start
	Max Capacity MW	Min Capacity MW	Max HR Btu/kwhr	Min HR Btu/kwhr	Max Capacity MW	Min Capacity MW	Max HR Btu/kwhr	Min HR Btu/kwhr
Louisa 7F	155	100	10,700	11,700	189	115	10,200	11,200	$2.19	$5,500
Louisa 7E1	76	50	11,900	12,300	88	53	11,400	11,800	$2.19	$4,600
Louisa 7E2	76	50	11,900	12,300	88	53	11,400	11,800	$2.19	$4,600
Louisa 7E3	76	50	11,900	12,300	88	53	11,400	11,800	$2.19	$4,600
Louisa 7E4	76	50	11,900	12,300	88	53	11,400	11,800	$2.19	$4,600
Marsh Run1*	155	100	10,700	11,700	189	115	10,200	11,200	$2.19	$5,500
Marsh Run2*	155	100	10,700	11,700	189	115	10,200	11,200	$2.19	$5,500
Marsh Run3*	155	100	10,700	11,700	189	115	10,200	11,200	$2.19	$5,500

*	All Marsh Run values are estimated numbers which will be ultimately determined based on performance testing and site specific cost information.

Summer ratings are based on 90 degrees and 60% humidity; winter ratings are based on 32 degrees. Actual capability will vary with ambient conditions.

Capacity and heat rate values are “new and clean” and do not consider degradation over the term of the Agreement. They may need to be modified for such degradation.

Variable O&M includes electricity for start-up, chemicals and routine maintenance. No emissions allowance costs are included and will need to be added beginning summer 2004. Start up costs includes long-term maintenance and fuel cost for start-up assuming $5.43/mbtu gas.

The total capability of each of the Louisa Plant and the Marsh Run Plant is limited to the lesser of the amounts shown (as potentially modified, pursuant to the foregoing) or the amount of Network Integration Transmission Service that is available from that plant.

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 103

APPENDIX K

DOMINION VIRGINIA POWER

MONTHLY STATEMENT TO THE

COOPERATIVES

MONTH OF                          20

(1)	Total Operation and Maintenance Charges
(2)	New Investment including Nuclear Fuel
(3)	Charges for Supplemental Energy (Article VIII)
(4)	Reserve Energy Charges (Article IX)
(5)	Reserve Capacity Charges (Appendix I)
(6)	Rappahannock Wheeling Charge Credit
(7)	PJM Charges (Specify)
(8)	Other (Specify)
TOTAL		$

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 104

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA NUCLEAR STATION

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

(MONTH) BUDGET

See Footnote (A) of Appendix L

I. BILLING FORMAT

North Anna Station Costs - ODEC’s Budget at 11.6%

(MONTH)
STATION TOTAL O&M BY G/L ACCOUNT		—

5300110-5300220	Salaries	—
5304100-5304320	Materials & Supplies	—
5303010	Contractor Labor	—
5303030	Services	—
5399900	Other Expenses	—

	Total Activity Allocations	—

Act. Allocations	Act. All/Planned Project Labor	—
Act. Allocations	Shared Services - Labor	—
	Cost of Removal	—

	Total Payroll Adders	—

8100015	Success Sharing	—
5703100	Payroll Taxes	—
8100000	Benefits/Pensions	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 105

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA NUCLEAR STATION

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSE

(MONTH OF) BILL

(MONTH) ACTUALS

See Footnote (A) of Appendix L

COST ELEMENT GROUP-XJO_NA02	100% Actuals	ODEC’s Rate 11.60% ODEC’S Ownership
5001040 Fuel Expense - #2 Oil	—	—
5001045 Fuel Expense - #2 Oil EDG	—	—
5300110 Sal-ST Wages	—	—
5300120 Sal-OT Wages	—	—
5300130 Sal-Supp Pay	—	—
5300140 Sal-Adm Leave	—	—
5300170 Sal-Incentive/Bonu	—	—
5300180 Sal-Incentive Pay	—	—
5300210 Hrly-ST Wages	—	—
5300220 Hrly-OT Wages	—	—
5300230 Hrly-Supp Pay	—	—
5302010 Travel Expense	—	—
5302020 Entertainment Expn	—	—
5302110 Recruiting Expense	—	—
5302120 Transfer/Relocatio	—	—
5302920 Tuition Reimbursmn	—	—
5302930 Employee Relations	—	—
5302940 Safety Functions	—	—
5302990 Misc Emp Related E	—	—
5303010 Contractor Labor S	—	—
5303011 Contractor Equipme	—	—
5303015 Contractor Labor O	—	—
5303020 Contractor Materia	—	—
5303030 Contractor Service	—	—
5303110 Office Equip Maint	—	—
5303130 Building/Grds Main	—	—
5303190 Misc Repairs/Maint	—	—
5303310 Consultant Service	—	—
5303320 Training Services	—	—
5303850 Testing Services	—	—
5303890 Misc. Outside Svcs	—	—
5304100 Material Exp-Stock	—	—
5304105 Material Exp-Stk C	—	—
5304110 Material Exp-Cst D	—	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 106

APPENDIX L

VIRGINIA POWER

NORTH ANNA NUCLEAR STATION

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSE

(MONTH OF) BILL

(MONTH) ACTUALS

See Footnote (A) of Appendix L

COST ELEMENT GROUP-XJO_NA02	100% Actuals	ODEC’s Rate 11.60% ODEC’S Ownership
5304120 Material Exp-Obsle	—	—
5304140 Material Exp-Inv R	—	—
5304200 Material Exp-Non S	—	—
5304310 Office Supplies	—	—
5304320 Postage & Shipping	—	—
5304330 Laboratory Supplie	—	—
5304350 Office Furn & Equi	—	—
5304390 Misc Supplies	—	—
5304400 VISA Purchases	—	—
5304410 Purchsng Card Exp	—	—
5307010 Rent Exp-Buildings	—	—
5307030 Rent Exp-Equipment	—	—
5307040 Rent Exp-Vehicles	—	—
5307090 Rent Exp-Misc	—	—
5308010 Subscriptions	—	—
5308020 Professional Dues	—	—
5308040 Industry Assoc Due	—	—
5309010 Utilities - Electr	—	—
5309020 Utilities - Phone	—	—
5310030 Regulatory Fees	—	—
5310050 Environmental Fees	—	—
5310090 Miscellaneous Fees	—	—
5399070 Vehicle Expenses-M	—	—
5399900 Miscellaneous Exp	—	—
8100018 Vehicle Indirect C	—	—
8201003 Enginring/Design S	—	—
8201009 Training	—	—
8201014 Technical Support	—	—
8201016 Information Technology	—	—
8201018 Electrical ST	—	—
8201019 Operations - ST	—	—
8201022 Mechanical - ST	—	—
8201024 Helper - ST	—	—
8201026 Radwaste Mangemnt	—	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 107

APPENDIX L

VIRGINIA POWER

NORTH ANNA NUCLEAR STATION

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSE

(MONTH OF) BILL

(MONTH) ACTUALS

See Footnote (A) of Appendix L

COST ELEMENT GROUP-XJO_NA02	100% Actuals	ODEC’s Rate 11.60% ODEC’S Ownership
8201032 Supervision	—	—
8201114 Technical Support	—	—
8201119 Operations - OT	—	—
8202001 Vehicle Usage	—	—
Subtotal	—	—

Payroll Adders

8703100 Payroll Taxes	—	—
8100000 Benefits	—	—

Subtotal	—	—
TOTAL	—	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 108

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA NUCLEAR STATION

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

BUDGET REVERSAL FOR (MONTH, YEAR)

See Footnote (A) of Appendix L

North Anna Station Costs - ODEC’s Budget at 11.6%

(MONTH)
TOTAL O&M BY G/L ACCOUNT		—

5300110-5300220	Salaries	—
5304100-5304320	Materials & Supplies	—
5303010	Contractor Labor	—
5303030	Services	—
5399900	Other Expenses	—

	Total Activity Allocations	—

Act. Allocations	Act. All/Planned Project Labor	—
Act. Allocations	Shared Services - Labor	—
	Cost of Removal	—

	Total Payroll Adders	—

8100015	Success Sharing	—
5703100	Payroll Taxes	—
8100000	Benefits/Pensions	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 109

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA NUCLEAR STATION - COMMERCIAL

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

(MONTH) BUDGET

See Footnote (A) of Appendix L

AT ODEC’S BUDGET @ 11.6%

(MONTH)
Total O&M Commercial - N.A. Station		—

Total O&M Expenses:		—

5300110	Wages	—
5304100	Mat. - Stock	—
5303890	Outside Serv.	—
8100013	Transpor.	—
Billing Surcharge of 10.5%		—

Total Payroll Adders:		—

8100015	Suc. Share	—
5703100	Payroll Taxes	—
8100000	Benefits	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 110

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA NUCLEAR STATION- COMMERCIAL

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSE

(MONTH OF) BILL

(MONTH) ACTUALS

See Foonote (A) of Appendix L

COST ELEMENT GROUP-XJO_NA02	100% Actuals	ODEC’s Rate 11.60% ODEC’S Ownership

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 111

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA NUCLEAR STATION - COMMERCIAL

NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

BUDGET REVERSAL FOR (MONTH, YEAR)

See Footnote (A) of Appendix L

AT ODEC’S BUDGET @ 11.6%

(MONTH)
Total O&M Commercial - N.A. Station		—

Total O&M Expenses:		—

5300110	Wages	—
5304100	Mat. - Stock	—
5303890	Outside Serv.	—
8100013	Transpor.	—

Billing Surcharge of 10.5%		—

Total Payroll Adders:		—

8100015	Suc. Share	—
5703100	Payroll Taxes	—
8100000	Benefits	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 112

APPENDIX L

DOMINION VIRGINIA POWER

OTHER NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

(MONTH) BUDGET

See Footnote (B) of Appendix L

(MONTH)
Total G&A by G/L Account:		—

5300110-5300220	Salaries	—

	Total Materials:	—

5304100-5304320	Materials & Supplies	—
5304100-5304320	Planned Matl Overhead	—
5303010	Contractor Labor	—
5303030	Services	—
5399900	Other Expenses	—
5310030	Regulatory Fees (NRC, FEMA, State EP)	—
Act. Allocations	Planned Project Labor	—

	Total Payroll Adders	—

8100000	Benefits/Pensions	—
8100015	Success Sharing	—
5703100	Payroll Taxes	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 113

APPENDIX L

DOMINION VIRGINIA POWER

OTHER NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

(MONTH) ACTUALS

See Footnote (B) of Appendix L

COST ELEMENT GROUP-XJO_NA91	100% Actuals	ODEC’S Ownership
5300110 Sal-ST Wages	—	—
5300120 Sal-OT Wages	—	—
5300130 Sal-Supp Pay	—	—
5300170 Sal-Incentive/Bonu	—	—
5300180 Sal-Incentive/Pay	—	—
5300210 Hrly-ST Wages	—	—
5300220 Hrly-OT Wages	—	—
5300230 Hrly-Supp Pay	—	—
5302010 Travel Expense	—	—
5302110 Recruiting Expense	—	—
5302120 Transfer/Relocatio	—	—
5302920 Tuition Reimbursmn	—	—
5302930 Employee Relations	—	—
5302940 Safety Functions	—	—
5302990 Misc Emp Related E	—	—
5303010 Contractor Labor S	—	—
5303015 Contractor Labor Ov	—	—
5303030 Contractor Service	—	—
5303110 Office Equip Maint	—	—
5303120 Comp & Sftware Mai	—	—
5303130 Building/Grds Main	—	—
5303190 Misc Repairs/Maint	—	—
5303310 Consultant Service	—	—
5303320 Training Services	—	—
5303840 Securty&Invstgtn S	—	—
5303890 Misc. Outside Svcs	—	—
5304100 Material Exp-Stock	—	—
5304105 Material Exp-Stk C	—	—
5304120 Material Exp-Obsle	—	—
5304200 Material Exp-Non S	—	—
5304210 Auto Parts & Supp	—	—
5304310 Office Supplies	—	—
5304320 Postage & Shipping	—	—
5304330 Laboratory Supplie	—	—
5304340 Sftwr/Hrdwr Purch	—	—
5304350 Office Furn & Equip	—	—
5304360 Promotion Supplies	—	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 114

APPENDIX L

VIRGINIA POWER

OTHER NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

(MONTH) ACTUALS

See Footnote (B) of Appendix L

COST ELEMENT GROUP-XJO_NA91	100% Actuals	ODEC’S Ownership
5304390 Misc Supplies	—	—
5304410 Purchsng Card Exp	—	—
5307030 Rent Exp-Equipment	—	—
5307040 Rent Exp-Vehicles	—	—
5307090 Rent Exp-Misc	—	—
5308010 Subscriptions	—	—
5308020 Professional Dues	—	—
5308040 Industry Assoc Due	—	—
5308090 Other Dues&Members	—	—
5309010 Utilities - Electr	—	—
5309020 Utilities - Phone	—	—
5310020 Licensing Fees	—	—
5310030 Regulatory Fees	—	—
5399070 Vehicle Expenses-M	—	—
5399900 Miscellaneous Exp	—	—
8100018 Vehicle Indirect C	—	—
8201001 Finance/Accting ST	—	—
8201003 Enginring/Design S	—	—
8201005 Environmental	—	—
8201007 Fuel Management	—	—
8201008 Administration ST	—	—
8201010 Management	—	—
8201014 Technical Support	—	—
8201016 Information Technology	—	—
8201032 Supervision	—	—
8201056 Supply Chain - ST	—	—
8201103 Enginring/Design - OT	—	—
8201105 Environmental - OT	—	—
8201116 Info Tech - OT	—	—
8360020 Settle from Wires	—	—
8360025 Settle from Bulk P	—	—
8400000 MATERIAL OVERHEAD	—	—
8402001 BILLING/G&A SURCHR	—	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 115

APPENDIX L

VIRGINIA POWER

OTHER NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

(MONTH) ACTUALS

See Footnote (B) of Appendix L

COST ELEMENT GROUP-XJO_NA91	100% Actuals	ODEC’S Ownership
Subtotal	—	—

Payroll Adders
8100000 Benefits	—	—
5703100 Payroll Taxes	—	—

Subtotal	—	—

TOTAL	—	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 116

APPENDIX L

DOMINION VIRGINIA POWER

OTHER NUCLEAR PRODUCTION OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

BUDGET REVERSAL FOR (MONTH, YEAR)

See Footnote (B) of Appendix L

(MONTH)
Total G&A by G/L Account:		—

5300110-5300220	Salaries	—

	Total Materials:	—

5304100-5304320	Materials & Supplies	—
5304100-5304320	Planned Matl Overhead	—
5303010	Contractor Labor	—
5303030	Services	—
5399900	Other Expenses	—
5310030	Regulatory Fees (NRC, FEMA, State EP)	—
Act. Allocations	Planned Project Labor	—

	Total Payroll Adders	—

8100000	Benefits/Pensions	—
8100015	Success Sharing	—
5703100	Payroll Taxes	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 117

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA POWER STATION

ADMINISTRATIVE &GENERAL (A&G)

(MONTH OF) BILL

FERC ACCOUNT			ODEC’S FLAT FEE
(1)	920	A & G SALARIES	$40,000
(2)	921	OFFICE SUPPLIES	15,000
(3)	922	A&G EXPENSE TRANS.-CREDIT
(4)	923	OUTSIDE SERVICES	10,000
(5)	924	PROPERTY INSURANCE
(6)	925	INJURIES & DAMAGES	5,000
(7)	927	FRANCHISE REQUIREMENTS
(8)	928	REGULATORY COMMISSION EXPENSE
(9)	929	DUPLICATE CHARGES-CREDIT
(10)	930	MISC. GENERAL EXPENSES	10,000
(11)	931	RENTS	10,000

		TOTAL A&G	$90,000

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 118

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA SWITCHYARD

(MONTH OF) BILL

(MONTH) BUDGET

See Footnote (C) of Appendix L

(MONTH)
TOTAL O&M - Switchyard		—

Total O&M Expense:		—

5300110	Wages	—
5304100	Mat. - Stock	—
8100013	Transpor.	—
Billing Surcharge of 10.5%		—

Total Payroll Adders:		—

8100015	Suc. Share	—
5703100	Payroll Taxes	—
8100000	Benefits	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 119

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA SWITCHYARD

OPERATION AND MAINTENANCE EXPENSES

(MONTH OF) BILL

(MONTH) ACTUALS

See Footnote (C) of Appendix L

	100% ACTUAL	ODEC’S ACTUAL
5302010 Travel Expense	—	—
5303030 Contractor Services	—	—
5304100 Materials Expense - ST		—
5304200 Materials Expense - Non S	—	—
8201014 Activity Allocation -	—	—
8201015 Activity Allocation -		—
8201018 Activity Allocation -	—	—
8201024 Activity Allocation -		—
8201032 Activity Allocation -	—	—
8201114 Activity Allocation -	—	—
8201118 Activity Allocation -	—	—
8202001 Vehicle Usage	—	—
8400000 Material Overhead		—
8402004 Proj. Manage. Surch	—	—
Total North Anna Switchyard	—	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]

Virginia Electric and Power Company FERC Electric Tariff Original Volume No. 6 Original Service Agreement No. 25	Original Sheet No. 120

APPENDIX L

DOMINION VIRGINIA POWER

NORTH ANNA SWITCHYARD

(MONTH OF) BILL

BUDGET REVERSAL FOR (MONTH, YEAR)

See Footnote (C) of Appendix L

(MONTH)
TOTAL O&M - Switchyard		—

Total O&M Expense:		—

5300110	Wages	—
5304100	Mat. - Stock	—
8100013	Transpor.	—
Billing Surcharge of 10.5%		—

Total Payroll Adders:		—

8100015	Suc. Share	—
5703100	Payroll Taxes	—
8100000	Benefits	—

Issued by:	Gregory J. Morgan	Effective: [SUPPLY]
Managing Director of Energy Supply
Issued on:	[SUPPLY]